[photo of high tension wires]
                                  Annual Report September 30, 1999


Oppenheimer
Champion Income Fund


                                                  [logo] OppenheimerFunds(R)
                                                         The Right Way to Invest

REPORT HIGHLIGHTS

High yield bonds regained lost ground in late 1998 and much of 1999, outpacing most other types of fixed income instruments.

The Fund invested heavily in the telecommunications and cable industries, which proved to be among the best-performing sectors in the high yield market.

Rising interest rates put a damper on fixed income markets in mid-1999.

    Contents

 1  President's Letter

 3  An Interview
    with Your Fund's
    Managers

 7  Fund Performance

12  Financial
    Statements

47  Independent
    Auditors' Report

48  Federal
    Income Tax
    Information

49  Officers and Trustees



-------------------------------
Average Annual
Total Returns
For the 1-Year Period
Ended 9/30/99*

Class A
Without     With
Sales Chg.  Sales Chg.
-------------------------------
7.15%       2.06%

Class B
Without     With
Sales Chg.  Sales Chg.
-------------------------------
6.36%       1.50%

Class C
Without     With
Sales Chg.  Sales Chg.

-------------------------------
6.35%       5.38%
-------------------------------




---------------------
  Not FDIC Insured.
  No Bank Guarantee.
  May Lose Value.
---------------------
* See page 10 for further details.

PRESIDENT'S LETTER

Dear shareholder,

In many ways, the 1999 investment environment has, so far, unfolded as many expected it would, producing both attractive opportunities and formidable challenges for investors.

[Photo of James C. Swain]           [Photo of Bridget A. Macaskill]

James C. Swain                      Bridget A. Macaskill
Chairman                            President
Oppenheimer                         Oppenheimer
Champion Income                     Champion Income
Fund                                Fund

      On the economic front, early worries about the effects of global weakness in the wake of last year's credit and currency crises have abated. Instead, as many economies around the world begin to strengthen, concerns now center around whether the U.S. economy may be growing too quickly. Throughout the year, consumers in the United States have continued to spend and borrow heavily, more than offsetting any temporary slowdown in the industrial and export sectors.
      The economy's strength has not gone unnoticed by the nation's monetary policymakers. In an effort to ward off emerging inflationary pressures, the Federal Reserve Board increased short-term interest rates this past summer.
      Market reaction to robust economic growth has been mixed. The U.S. bond market has generally declined, as fixed income investors became increasingly concerned about the effects of rising interest rates.
      In the stock market, the performance of large-capitalization growth stocks, which has driven the market's advance over the past few years, has begun to moderate, and many previously out-of-favor value-oriented mid-cap and small-cap stocks have rallied. At the same time, a healthy percentage of actively managed, diversified portfolios have once again begun to outperform unmanaged stock indices such as Standard & Poor's 500.



                    1      OPPENHEIMER CHAMPION INCOME FUND

PRESIDENT'S LETTER


At OppenheimerFunds, we applaud the Fed's pre-emptive strike against inflation. In our view, history has repeatedly demonstrated that most financial assets do best in a low-inflation environment. What's more, we believe that the move to higher interest rates should be temporary.
      One recent development is quite troublesome to us however: the increasing popularity of "day trading" among individuals seeking to make fast money in a volatile stock market. In our opinion, day trading is not investing, it is gambling. Experience proves that without extensive research and analysis, attempting to time short-term price swings is a fool's errand. Instead, we continue to encourage investors to maintain a long-term perspective that is measured in years, not days.
      Finally, while we remain alert to the potential impact of the Y2K issue, we are encouraged by the progress made in addressing the matter. At OppenheimerFunds, our shareholder accounting systems are already Y2K compliant, and we have successfully participated in all required industrywide tests. We intend to continue retesting our systems in order to help further protect against any potential problems. After all, whether in our computer accounting systems or the financial markets, managing risk is an important part of what makes OppenheimerFunds The Right Way to Invest.


Sincerely,

/s/ James C. Swain           /s/ Bridget A. Macaskill
James C. Swain               Bridget A. Macaskill
October 21, 1999



                    2      OPPENHEIMER CHAMPION INCOME FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS


Q How did the Fund perform during the one-year period that ended September 30, 1999?

A. We are generally pleased with Oppenheimer Champion Income Fund's performance. Despite a challenging period in which fixed income markets experienced an unusually high level of volatility, the Fund succeeded in providing investors with a positive total rate of return.


[Photo of Portfolio Management Team]

Portfolio Management
Team (l to r)
David Negri
Thomas Reedy


Why were fixed income markets so volatile during the period?

When the period began in October 1998, fixed income markets were caught in the midst of an unprecedented flight to quality. Concern over widespread economic difficulties in emerging markets and the potential for slower U.S. economic growth made investors reluctant to invest in corporate debt securities. Instead, investors turned to the relative safety of U.S. Treasury instruments, which performed much more strongly than other types of bonds.
     In November and December 1998, with the U.S economy demonstrating continued strength and emerging markets showing signs of recovery, corporate bond prices rebounded strongly. By early 1999, corporate bonds had strengthened considerably relative to Treasuries. During the first half of the year, low rates of inflation and robust U.S. growth provided a supportive environment for most corporate debt instruments, especially those providing high yields.



                    3      OPPENHEIMER CHAMPION INCOME FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

However, strong U.S. growth also prompted the Federal Reserve Board (the Fed) to raise interest rates late in the period in an effort to prevent the economy from overheating. Since bond prices generally react inversely to interest rates, the Fed's actions put a damper on fixed income markets.

How did you manage the Fund in light of these conditions?

By the beginning of October 1998, we had already sold most of the Fund's emerging market bonds, as well as the bonds of commodity businesses likely to be hurt by falling global demand for raw materials. By investing the proceeds in U.S. Treasuries and maintaining a larger-than-normal cash reserve, we buffered the Fund from the market declines that continued through early October.
      As markets rebounded, we reduced our Treasury holdings and began putting the Fund's cash to work. Specifically, we took advantage of compelling opportunities among high yield corporate instruments, many of which performed strongly during the first few months of 1999. Later in the period, as interest rate hikes became increasingly likely, we adopted a slightly more defensive position by selling some of our lower rated securities which ultimately increased the overall quality of the Fund's portfolio.

[callout]
"Since most companies appear well prepared for the arrival of the year 2000, we view any short-term Y2K concerns as minor."



                    4      OPPENHEIMER CHAMPION INCOME FUND

What industries contributed most to the Fund's performance?

We began this fiscal year with approximately 21% of assets invested in the telecommunications and cable industries, a higher-than-average allocation to this fast-growing sector. The lion's share of investments we made during the year went to these same sectors. Investments in bonds issued by cable service providers, such as NTL, Inc., and Diamond Cable Communications plc, and cellular communications companies, such as Omnipoint Corp., proved to be among the Fund's strongest performers. Energy was another profitable sector for the Fund, since the value of our holdings rose along with oil and natural gas prices beginning in March 1999. We also earned gains by reinvesting in basic industries, such as paper and steel, which benefited from stronger global demand as the global economic recovery gathered strength in 1999.
      At the same time, we succeeded in limiting the Fund's exposure to many of the weakest performing sectors within the fixed income market during the year. For example, we held relatively few positions in the healthcare sector, which has suffered from concerns regarding the impact of regulatory and competitive pressures on company revenues. And despite our investments in telecommunications, we avoided investments in the poor performing sub-sector of satellite telephony, which has required massive capital investment while providing little revenue thus far.


---------------------------------
Average Annual
Total Returns
For the Periods Ended 9/30/99(1)

Class A
1-Year   5-Year 10-Year
---------------------------------
2.06%    7.62%  10.63%

Class B         Since
1-Year   5-Year Inception
---------------------------------
1.50%    N/A    6.88%

Class C         Since
1-Year   5-Year Inception
---------------------------------
5.38%    7.84%  6.89%

---------------------------------

Standardized Yields(2)
For the 30 Days Ended 9/30/99

                Since
                Inception
---------------------------------
Class A         9.73%
---------------------------------
Class B         9.45
---------------------------------
Class C         9.45
---------------------------------


1. See page 10 for further details.

2. Standardized yield is based on net investment income for the 30-day period ended September 30, 1999. Falling share prices will tend to artificially raise yields.


                    5      OPPENHEIMER CHAMPION INCOME FUND

What is your outlook for the coming months?

We believe conditions remain positive for bond investors. The U.S. economy appears to be on track for continued growth, although perhaps at a slower rate. Inflation seems likely to remain in check. Such conditions have historically been very favorable for the high yield bond market because companies are generally able to earn good revenues, maintain positive cash flows and pay their debt obligations. In addition, since most companies appear well prepared for the arrival of the year 2000, we view any short-term Y2K concerns as minor.
      We remain dedicated to our strict investment discipline, striving to provide high income and growth potential from a portfolio of diversified securities. That's what makes Oppenheimer Champion Income Fund part of The Right Way to Invest.


Credit Allocation(3)

[pie chart]
AA                   1.7%
BBB                  3.7
BB                  11.7
B                   59.6
CCC                  6.3
CC                   0.4
C                    0.1
Other Securities    16.5


Top 5 Holdings by Issuer(3)
----------------------------------------------------------
NTL, Inc.                                             3.1%
----------------------------------------------------------
Deutsche Bank AG                                      1.7
----------------------------------------------------------
Telewest Communications plc                           1.5
----------------------------------------------------------
NEXTLINK Communications, Inc.                         1.4
----------------------------------------------------------
Intermedia Communications, Inc.                       1.2
----------------------------------------------------------



3. Portfolio is subject to change. Percentages are as of September 30, 1999, and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality includes securities rated by national ratings organizations as well as unrated securities (7.87% of total investments as of September 30, 1999) which have ratings assigned by the Manager in categories equivalent to those of ratings organizations.


                    6      OPPENHEIMER CHAMPION INCOME FUND

FUND PERFORMANCE

How has the Fund performed? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended September 30, 1999, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index and a narrower market index.

Management's discussion of performance. The fiscal year that ended September 30, 1999, opened with corporate bond prices falling while U.S. Treasury prices rose, driven by economic difficulties in emerging markets and fears of global recession. We cushioned the Fund from much of the impact of this shift by reducing exposure to emerging markets and global commodities, and by increasing the Fund's Treasury holdings and cash reserves. When global economies began to recover in late 1998, led by the continued strength of the United States, we shifted the Fund's assets back into high yield corporate securities. The Fund benefited most strongly from our investments in the telecommunications and cable industries. We also enhanced total return with holdings in energy and basic industries during the second half of the period, and by avoiding poor performing sectors such as healthcare. In mid-1999, when rising interest rates put a damper on fixed income markets, we sold some of our lower rated securities to increase the overall quality of the Fund's portfolio. The Fund's portfolio holdings, allocations and strategies are subject to change.

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until September 30, 1999. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B shares, performance is measured from inception of the class on October 2, 1995. In the case of Class C shares, performance is measured from inception of the class on December 1, 1993. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.
      The Fund's performance is compared to the performance of Lehman Brothers Corporate Bond Index and the Merrill Lynch High Yield Master Index. The Lehman Brothers Corporate Bond Index is an unmanaged index of publicly issued nonconvertible investment grade corporate debt of U.S. issuers, widely recognized as a measure of the U.S. fixed rate corporate bond market. The Merrill Lynch High Yield Master Index is an index of below-investment-grade (ratings are generally comparable to below BBB of S&P) U.S. corporate issuers. It is widely recognized as a measure of the U.S. corporate high yield bond market.
      Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the indices.


                    7      OPPENHEIMER CHAMPION INCOME FUND

FUND PERFORMANCE


Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Champion Income Fund (Class A), Lehman Brothers Corporate Bond Index, and Merrill Lynch High Yield Master Index

[line chart]

          Oppenheimer Champion Income Fund Class A     Lehman Brothers Corporate Bond Index    Merrill Lynch High Yield
                                                                                               Master Index
9.30.89    9525                                        10000                                   10000
           9823                                        10619                                    9455
9.30.91   12340                                        12428                                   12039
          14799                                        14237                                   14779
9.30.93   17157                                        15971                                   16977
          18120                                        15255                                   17273
9.30.95   19948                                        17847                                   20146
          22598                                        18694                                   22246
9.30.97   25752                                        20719                                   25430
          25627                                        23013                                   26287
9.30.99   27459                                        22692                                   27174

Average Annual Total Return of Class A Shares of the Fund at 9/30/99(1)
1-Year 2.06%   5-Year 7.62%   10-Year 10.63%


Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Champion Income Fund (Class B), Lehman Brothers Corporate Bond Index, and Merrill Lynch High Yield Master Index


[line chart]

          Oppenheimer Champion Income Fund Class B     Lehman Brothers Corporate Bond Index    Merrill Lynch High Yield
                                                                                               Master Index
10.2.95  10000                                         10000                                   10000
9.30.96  11220                                         10475                                   11041
9.30.97  12690                                         11609                                   12622
9.30.98  12531                                         12894                                   13047
9.30.99  13045                                         12714                                   13487

Average Annual Total Return of Class B Shares of the Fund at 9/30/99(1)
1-Year 1.50%   Life 6.88%


                    8      OPPENHEIMER CHAMPION INCOME FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Champion Income Fund (Class C), Lehman Brothers Corporate Bond Index, and Merrill Lynch High Yield Master Index


[line chart]

          Oppenheimer Champion Income Fund Class C     Lehman Brothers Corporate Bond Index    Merrill Lynch High Yield
                                                                                               Master Index
12.1.93   10000                                        10000                                   10000
9.30.94   10112                                         9622                                    9932
9.30.95   11038                                        11256                                   11585
9.30.96   12410                                        11791                                   12791
9.30.97   14039                                        13068                                   14622
9.30.98   13864                                        14514                                   15115
9.30.99   14744                                        14312                                   15625

Average Annual Total Return of Class C Shares of the Fund at 9/30/99(1)
1-Year 5.38%   5-Year 7.84%   Life 6.89%


The performance information for both indices in the graphs begins on 9/30/89 for Class A, 9/29/95 for Class B and 11/30/93 for Class C.
1. See page 10 for further details.
Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


                    9      OPPENHEIMER CHAMPION INCOME FUND

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Fund's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. For updates on the Fund's performance, please contact your financial advisor, call us at
1.800.525.7048 or visit our website, www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

Class A shares were first publicly offered on 11/16/87. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.

Class B shares of the Fund were first publicly offered on 10/2/95. The average annual total returns are shown net of the applicable 4% and 3% contingent deferred sales charges, respectively, for the one-year period and the life of the class. The ending account value in the graph is net of the applicable 3% contingent deferred sales charge. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 12/1/93. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the different performance calculations is in the Fund's prospectus.


                    10      OPPENHEIMER CHAMPION INCOME FUND

                                                                      Financials





                    11      OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS  September 30, 1999

                                                                                          Face             Market Value
                                                                                        Amount(1)            See Note 1
-----------------------------------------------------------------------------------------------------------------------
 Mortgage-Backed Obligations--1.9%
-----------------------------------------------------------------------------------------------------------------------
 AMRESCO Commercial Mortgage Funding I Corp., Multiclass Mtg.
 Pass-Through Certificates, Series 1997-C1, Cl. H, 7%, 6/17/29(2)                   $  360,000              $   241,875
-----------------------------------------------------------------------------------------------------------------------
 Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates:
 Series 1997-D4, Cl. B3, 7.525%, 4/14/29(3)                                          1,500,000                  980,156
 Series 1997-D5, Cl. B2, 6.93%, 2/14/41                                              3,800,000                2,592,313
-----------------------------------------------------------------------------------------------------------------------
 CBA Mortgage Corp., Mtg. Pass-Through Certificates,
 Series 1993-C1, Cl. E, 6.72%, 12/25/03(2,3)                                           622,000                  534,531
-----------------------------------------------------------------------------------------------------------------------
 CS First Boston Mortgage Securities Corp., Mtg. Pass-Through Certificates,
 Series 1998-C1, Cl. F, 6%, 5/17/40(2)                                               3,000,000                1,728,750
-----------------------------------------------------------------------------------------------------------------------
 First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through Certificates,
 Series 1997, Cl. E, 8.227%, 2/25/11(2,3)                                            4,000,000                2,767,500
-----------------------------------------------------------------------------------------------------------------------
 General Motors Acceptance Corp., Collateralized Mtg. Obligations,
 Series 1997-C2, Cl. F, 6.75%, 4/16/29                                               2,000,000                1,314,375
-----------------------------------------------------------------------------------------------------------------------
 Goldman Sachs Group LP, Collateralized Bond Obligations, Sub. Bonds,
 Series 1A, Cl. D, 12.54%, 6/13/01                                                   2,000,000                1,915,000
-----------------------------------------------------------------------------------------------------------------------
 Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through Certificates:
 Series 1997-RR, Cl. D, 7.671%, 4/30/39(2)                                           2,000,107                1,511,956
 Series 1997-RR, Cl. F, 7.649%, 4/30/39(2)                                           5,000,269                2,702,489
 Series 1997-XL1, Cl. G, 7.695%, 10/3/30(2)                                          1,200,000                1,000,125
-----------------------------------------------------------------------------------------------------------------------
 Mortgage Capital Funding, Inc., Commercial Mtg. Pass-Through Certificates,
 Series 1997-MC1, Cl. F, 7.452%, 5/20/07(2)                                            600,000                  468,938
-----------------------------------------------------------------------------------------------------------------------
 NC Finance Trust, Collateralized Mtg. Obligations, Series 1999-I,
 Cl. ECFD, 8.75%, 12/25/28(2)                                                        2,275,808                2,221,758
-----------------------------------------------------------------------------------------------------------------------
 Resolution Trust Corp., Commercial Mtg  Pass-Through Certificates:
 Series 1994-C2, Cl. E, 8%, 4/25/25                                                    420,700                  412,878
 Series 1995-C1, Cl. F, 6.90%, 2/25/27                                                 195,143                  177,779
-----------------------------------------------------------------------------------------------------------------------
 Salomon Brothers Mortgage Securities VII, Series 1996-C1,
 Cl. E, 9.184%, 1/20/06                                                                704,000                  661,760
-----------------------------------------------------------------------------------------------------------------------
 Salomon, Inc., Commercial Mtg. Pass-Through Certificates,
 Series 1998-A1, 5%, 12/25/00(2)                                                       164,398                  158,336
-----------------------------------------------------------------------------------------------------------------------
 Structured Asset Securities Corp.:
 Commercial Mtg. Pass-Through Certificates, Series 1997-LLI,
 Cl. F, 7.30%, 4/12/12(2)                                                            3,000,000                2,225,625
 Multiclass Pass-Through Certificates, Series 1999-1, 10%, 8/25/28                   4,148,897                4,130,746
                                                                                                            -----------
 Total Mortgage-Backed Obligations (Cost $33,263,480)                                                        27,746,890


                    12     OPPENHEIMER CHAMPION INCOME FUND

                                                                                          Face             Market Value
                                                                                        Amount(1)            See Note 1
-----------------------------------------------------------------------------------------------------------------------
 Foreign Government Obligations--1.0%
-----------------------------------------------------------------------------------------------------------------------
 Argentina (Republic of) Bonds, Bonos de Consolidacion de Deudas,
 Series I, 2.828%, 4/1/07(3) [ARP]                                                   6,206,863              $ 4,129,830
-----------------------------------------------------------------------------------------------------------------------
 Buenos Aires (Province of) Bonds, Series PBA1, 2.828%, 4/1/07(3) [ARP]              2,828,444                1,758,377
-----------------------------------------------------------------------------------------------------------------------
 Bulgaria (Republic of) Interest Arrears Bonds, 6.50%, 7/28/11(3)                    4,400,000                3,129,500
-----------------------------------------------------------------------------------------------------------------------
 Central Bank of Nigeria Gtd. Bonds, Series WW, 6.25%, 11/15/20                      1,000,000                  600,000
-----------------------------------------------------------------------------------------------------------------------
 Hashemite (Kingdom of Jordan) Bonds, Series DEF, 5.50%, 12/23/23(4)                 1,750,000                1,060,938
-----------------------------------------------------------------------------------------------------------------------
 Panama (Republic of) Interest Reduction Bonds, 4.25%, 7/17/14(3)                    1,000,000                  725,000
-----------------------------------------------------------------------------------------------------------------------
 Panama (Republic of) Past Due Interest Debs., 5.819%, 7/17/16(3)                    2,245,816                1,611,373
-----------------------------------------------------------------------------------------------------------------------
 Perusahaan Listr, 17% Nts., 8/21/01(2) [IDR]                                    1,000,000,000                   62,837
-----------------------------------------------------------------------------------------------------------------------
 Philippines (Republic of) Debs., 6%, 12/1/09(3)                                       840,000                  768,600
-----------------------------------------------------------------------------------------------------------------------
 PT Hutama Karya Medium-Term Nts., Zero Coupon, 3/17/1999(2,5) [IDR]             1,000,000,000                   32,914
                                                                                                            -----------
 Total Foreign Government Obligations (Cost $13,945,796)                                                     13,879,369

-----------------------------------------------------------------------------------------------------------------------
 Loan Participations--0.5%
-----------------------------------------------------------------------------------------------------------------------
 Algeria (Republic of) Reprofiled Debt Loan Participation Nts.,
 Tranche 1, 6.812%, 9/4/06(2,3)                                                      1,561,090                1,163,013
-----------------------------------------------------------------------------------------------------------------------
 Central Bank of Indonesia Gtd. Nts.:
 Series 2 yr., 5.906%, 8/25/00(2,3)                                                  1,000,000                  890,000
 Series 2 yr., 8.906%, 8/25/00(2,3)                                                  2,250,000                2,002,500
 Series 3 yr., 9.156%, 8/25/01(2,3)                                                  2,000,000                1,690,000
 Series 4 yr., 9.406%, 8/25/02(2,3)                                                    500,000                  407,500
-----------------------------------------------------------------------------------------------------------------------
 Morocco (Kingdom of) Loan Participation Agreement,
 Tranche A, 5.906%, 1/1/09(2,3)                                                        972,619                  824,294
                                                                                                            -----------
 Total Loan Participations (Cost $6,389,000)                                                                  6,977,307

-----------------------------------------------------------------------------------------------------------------------
 Corporate Bonds and Notes--76.8%
-----------------------------------------------------------------------------------------------------------------------
 Aerospace/Defense--1.9%
 Amtran, Inc.:
 9.625% Nts., 12/15/05                                                               1,800,000                1,728,000
 10.50% Sr. Nts., 8/1/04                                                             3,400,000                3,366,000
-----------------------------------------------------------------------------------------------------------------------
 Atlas Air, Inc.:
 9.375% Sr. Unsec. Nts., 11/15/06                                                    4,750,000                4,488,750
 10.75% Sr. Nts., 8/1/05                                                                60,000                   60,300
-----------------------------------------------------------------------------------------------------------------------
 BE Aerospace, Inc., 9.50% Sr. Unsec. Sub. Nts., 11/1/08                             3,160,000                3,104,700
-----------------------------------------------------------------------------------------------------------------------
 Constellation Finance LLC, 9.80% Airline Receivable
 Asset-Backed Nts., Series 1997-1, 9.80%, 1/1/01(2)                                  3,500,000                3,281,250
-----------------------------------------------------------------------------------------------------------------------
 Decrane Aircraft Holdings, Inc., 12% Sr. Unsec. Sub. Nts., Series B, 9/30/08        3,450,000                3,432,750
-----------------------------------------------------------------------------------------------------------------------
 Fairchild Corp., 10.75% Sr. Unsec. Sub. Nts., 4/15/09                               5,750,000                4,916,250
-----------------------------------------------------------------------------------------------------------------------
 Pegasus Aircraft Lease Securitization Trust, 11.76% Sr. Nts.,
 Series 1997-A, Cl. B, 6/15/04(2)                                                    1,685,265                1,747,620
-----------------------------------------------------------------------------------------------------------------------
 SC International Services, Inc., 9.25% Sr. Sub. Nts., Series B, 9/1/07              1,000,000                  975,000
                                                                                                            -----------
                                                                                                             27,100,620


                    13     OPPENHEIMER CHAMPION INCOME FUND



STATEMENT OF INVESTMENTS  Continued


                                                                                          Face             Market Value
                                                                                        Amount(1)            See Note 1
-----------------------------------------------------------------------------------------------------------------------
 Chemicals--3.2%
 Brunner Mond Group plc, 12.50% Sr. Unsec. Sub. Nts., 7/15/08 [GBP]                  4,425,000              $ 4,044,581
-----------------------------------------------------------------------------------------------------------------------
 ClimaChem, Inc., 10.75% Sr. Unsec. Nts., Series B, 12/1/07                          2,520,000                2,104,200
-----------------------------------------------------------------------------------------------------------------------
 Huntsman Corp./ICI Chemical Co. plc:
 10.125% Sr. Unsec. Sub. Nts., 7/1/09(6)                                             3,000,000                2,955,000
 10.125% Sr. Unsec. Sub. Nts., 7/1/09  [EUR]                                         4,000,000                4,196,100
 Zero Coupon Sr. Disc. Nts., 13.09%, 12/31/09(6,7)                                  10,750,000                2,902,500
-----------------------------------------------------------------------------------------------------------------------
 Lyondell Chemical Co., 9.875% Sec. Nts., Series B, 5/1/07                           4,000,000                3,985,000
-----------------------------------------------------------------------------------------------------------------------
 NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03                                 9,205,000                9,596,212
-----------------------------------------------------------------------------------------------------------------------
 PCI Chemicals Canada, Inc., 9.25% Sec. Nts., 10/15/07                                  50,000                   37,750
-----------------------------------------------------------------------------------------------------------------------
 Pioneer Americas Acquisition Corp., 9.25% Sr. Nts., 6/15/07                         1,900,000                1,463,000
-----------------------------------------------------------------------------------------------------------------------
 Polymer Group, Inc., 9% Sr. Sub. Nts., 7/1/07                                         960,000                  916,800
-----------------------------------------------------------------------------------------------------------------------
 Sovereign Specialty Chemicals, Inc., 9.50% Sr. Unsec. Sub. Nts., Series B, 8/1/07   3,995,000                3,965,037
-----------------------------------------------------------------------------------------------------------------------
 Sterling Chemicals Holdings, Inc., 0%/13.50% Sr. Disc. Nts., 8/15/088                 700,000                  122,500
-----------------------------------------------------------------------------------------------------------------------
 Sterling Chemicals, Inc.:
 11.25% Sr. Sub. Nts., 4/1/07                                                          170,000                   97,750
 11.75% Sr. Unsec. Sub. Nts., 8/15/06                                                5,750,000                3,593,750
 12.375% Sec. Nts., 7/15/06(6)                                                       2,700,000                2,538,000
-----------------------------------------------------------------------------------------------------------------------
 ZSC Specialty Chemical plc, 11% Sr. Nts., 7/1/09(6)                                 4,000,000                4,035,000
                                                                                                            -----------
                                                                                                             46,553,180

-----------------------------------------------------------------------------------------------------------------------
 Consumer Durables--0.4%
 Holmes Products Corp.:
 9.875% Sr. Sub. Nts., Series C, 11/15/07                                            1,000,000                  905,000
 9.875% Sr. Unsec. Sub. Nts., Series B, 11/15/07                                     2,575,000                2,330,375
-----------------------------------------------------------------------------------------------------------------------
 TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05(2)                          1,865,000                2,077,796
                                                                                                            -----------
                                                                                                              5,313,171

-----------------------------------------------------------------------------------------------------------------------
 Consumer Non-Durables--2.5%
 AKI Holdings, Inc.:
 0%/13.50% Sr. Disc. Debs., 7/1/09(8)                                                1,350,000                  519,750
 10.50% Sr. Unsec. Nts., 7/1/08                                                      2,800,000                2,506,000
-----------------------------------------------------------------------------------------------------------------------
 American Pad & Paper Co., 13% Sr. Sub. Nts., Series B, 11/15/05                     3,000,000                  885,000
-----------------------------------------------------------------------------------------------------------------------
 Bell Sports, Inc., 11% Sr. Unsec. Sub. Nts., Series B, 8/15/08                      4,400,000                4,477,000
-----------------------------------------------------------------------------------------------------------------------
 Fruit of the Loom, Inc., 8.875% Sr. Unsec. Nts., 4/15/06                            5,300,000                1,934,500
-----------------------------------------------------------------------------------------------------------------------
 Globe Manufacturing Corp., 10% Sr. Unsec. Sub. Nts., Series B, 8/1/08               4,300,000                2,816,500
-----------------------------------------------------------------------------------------------------------------------
 Phillips-Van Heusen Corp., 9.50% Sr. Unsec. Sub. Nts., 5/1/08                       1,100,000                1,023,000
-----------------------------------------------------------------------------------------------------------------------
 Revlon Consumer Products Corp., 8.625% Sr. Unsec. Sub. Nts., 2/1/08                 7,765,000                6,386,712
-----------------------------------------------------------------------------------------------------------------------
 Revlon Consumer Products Corp., 9% Sr. Nts., 11/1/06                                5,800,000                5,350,500


                    14     OPPENHEIMER CHAMPION INCOME FUND


                                                                                          Face             Market Value
                                                                                        Amount(1)            See Note 1
-----------------------------------------------------------------------------------------------------------------------
 Consumer Non-Durables Continued
 Revlon Worldwide Corp., Zero Coupon Sr. Sec. Disc. Nts.,
 Series B, 18.75%, 3/15/01(7)                                                       $2,660,000              $ 1,449,700
-----------------------------------------------------------------------------------------------------------------------
 Salton, Inc., 10.75% Sr. Unsec. Sub. Nts., 12/15/05                                 6,000,000                6,120,000
-----------------------------------------------------------------------------------------------------------------------
 Styling Technology Corp., 10.875% Sr. Unsec. Sub. Nts., 7/1/08                      2,815,000                2,688,325
-----------------------------------------------------------------------------------------------------------------------
 William Carter Co., 10.375% Sr. Sub. Nts., Series A, 12/1/06                          805,000                  792,925
                                                                                                            -----------
                                                                                                             36,949,912

-----------------------------------------------------------------------------------------------------------------------
 Energy--4.4%
 AEI Resources, Inc., 11.50% Sr. Sub. Nts., 12/15/06(6)                              2,500,000                2,212,500
-----------------------------------------------------------------------------------------------------------------------
 Chesapeake Energy Corp.:
 9.125% Sr. Unsec. Nts., 4/15/06                                                     3,330,000                3,088,575
 9.625% Sr. Unsec. Nts., Series B, 5/1/05                                            4,200,000                4,042,500
-----------------------------------------------------------------------------------------------------------------------
 Clark Refinancing & Marketing, Inc., 8.875% Sr. Sub. Nts., 11/15/07                 3,625,000                2,990,625
-----------------------------------------------------------------------------------------------------------------------
 Clark USA, Inc., 10.875% Sr. Nts., Series B, 12/1/05                                  825,000                  688,875
-----------------------------------------------------------------------------------------------------------------------
 Denbury Management, Inc., 9% Sr. Sub. Nts., 3/1/08                                  1,250,000                1,150,000
-----------------------------------------------------------------------------------------------------------------------
 Empresa Electric Del Norte, 10.50% Sr. Debs., 6/15/05(6)                            3,800,000                2,379,750
-----------------------------------------------------------------------------------------------------------------------
 Forcenergy, Inc.:
 8.50% Sr. Sub. Nts., Series B, 2/15/07(5)                                           2,550,000                2,154,750
 9.50% Sr. Sub. Nts., 11/1/06(5,12)                                                  1,000,000                  845,000
-----------------------------------------------------------------------------------------------------------------------
 Gothic Energy Corp., 0%/14.125% Sr. Disc. Nts., 5/1/06(8)                           8,775,000                3,027,375
-----------------------------------------------------------------------------------------------------------------------
 Gothic Production Corp., 11.125% Sr. Sec. Nts., Series B, 5/1/05(6)                 6,750,000                5,838,750
-----------------------------------------------------------------------------------------------------------------------
 Grant Geophysical, Inc., 9.75% Sr. Unsec. Nts., Series B, 2/15/08(12)               1,985,000                1,141,375
-----------------------------------------------------------------------------------------------------------------------
 Leviathan Gas Pipeline Partners LP/Leviathan Financial Corp.,
 10.375% Sr. Sub. Nts., 6/1/09(6)                                                    2,150,000                2,203,750
-----------------------------------------------------------------------------------------------------------------------
 National Energy Group, Inc., 10.75% Sr. Nts., Series D, 11/1/06(5)                  3,250,000                1,316,250
-----------------------------------------------------------------------------------------------------------------------
 Ocean Rig Norway AS, 10.25% Sr. Sec. Nts., 6/1/08                                   3,150,000                2,472,750
-----------------------------------------------------------------------------------------------------------------------
 P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08                    5,000,000                4,837,500
-----------------------------------------------------------------------------------------------------------------------
 Parker Drilling Co., 9.75% Sr. Unsec. Nts., Series D, 11/15/06                      1,500,000                1,455,000
-----------------------------------------------------------------------------------------------------------------------
 Pogo Producing Co., 8.75% Sr. Sub. Nts., 5/15/07(2)                                 1,330,000                1,276,800
-----------------------------------------------------------------------------------------------------------------------
 R&B Falcon Corp., 12.25% Sr. Unsec. Nts., 3/15/06(6)                                5,000,000                5,300,000
-----------------------------------------------------------------------------------------------------------------------
 RAM Energy, Inc., 11.50% Sr. Unsec. Nts., 2/15/08                                   6,300,000                3,181,500
-----------------------------------------------------------------------------------------------------------------------
 RBF Finance Co.:
 11% Sr. Sec. Nts., 3/15/06                                                          5,000,000                5,287,500
 11.375% Sr. Sec. Nts., 3/15/09                                                      2,000,000                2,120,000
-----------------------------------------------------------------------------------------------------------------------
 Statia Terminals International/Statia Terminals (Canada), Inc.,
 11.75% First Mtg. Nts., Series B, 11/15/03                                          1,050,000                1,092,000
-----------------------------------------------------------------------------------------------------------------------
 Stone Energy Corp., 8.75% Sr. Sub. Nts., 9/15/07(12)                                2,905,000                2,861,425
-----------------------------------------------------------------------------------------------------------------------
 Universal Compression Holdings, Inc.:
 0%/11.375% Sr. Disc. Nts., 2/15/09(8)                                                 800,000                  452,000
 0%/9.875% Sr. Disc. Nts., 2/15/08(8)                                                2,350,000                1,410,000
                                                                                                            -----------
                                                                                                             64,826,550


                    15     OPPENHEIMER CHAMPION INCOME FUND


STATEMENT OF INVESTMENTS  Continued


                                                                                          Face             Market Value
                                                                                        Amount(1)            See Note 1
-----------------------------------------------------------------------------------------------------------------------
 Financial--0.9%
 AMRESCO, Inc., 9.875% Sr. Sub. Nts., Series 98-A, 3/15/05                      $    2,900,000              $ 1,783,500
-----------------------------------------------------------------------------------------------------------------------
 Bank Plus Corp., 12% Sr. Nts., 7/18/07                                                578,000                  499,970
-----------------------------------------------------------------------------------------------------------------------
 ECM Fund, LPI, 14% Sub. Nts., 6/10/02(2)                                               14,217                   14,022
-----------------------------------------------------------------------------------------------------------------------
 Lomas Financial Corp., 9% Sr. Nts., 10/31/03(2,5)                                     600,000                       --
-----------------------------------------------------------------------------------------------------------------------
 Parametric RE Ltd., 9.434% Nts., 11/19/07(3,6)                                        600,000                  614,250
-----------------------------------------------------------------------------------------------------------------------
 PT Polysindo Eka Perkasa, 24% Nts., 6/19/03(5) [IDR]                            6,314,400,000                   98,249
-----------------------------------------------------------------------------------------------------------------------
 Saul (B.F.) Real Estate Investment Trust, 9.75% Sr. Sec. Nts., Series B, 4/1/08     8,995,000                8,387,837
-----------------------------------------------------------------------------------------------------------------------
 Veritas Capital Trust, 10% Nts., 1/1/28                                             1,700,000                1,279,250
                                                                                                            -----------
                                                                                                             12,677,078

-----------------------------------------------------------------------------------------------------------------------
 Food & Drug--1.9%
 AmeriKing, Inc., 10.75% Sr. Nts., 12/1/06                                           3,101,000                2,775,395
-----------------------------------------------------------------------------------------------------------------------
 Family Restaurants, Inc.:
 9.75% Sr. Nts., 2/1/02                                                              6,690,000                3,227,925
 10.875% Sr. Sub. Disc. Nts., 2/1/04                                                   400,000                  207,000
-----------------------------------------------------------------------------------------------------------------------
 Fleming Cos., Inc., 10.625% Sr. Sub. Nts., Series B, 7/31/07                        5,320,000                4,947,600
-----------------------------------------------------------------------------------------------------------------------
 Pathmark Stores, Inc., 0%/10.75% Jr. Sub. Deferred Coupon Nts., 11/1/03(8)          6,420,000                6,323,700
-----------------------------------------------------------------------------------------------------------------------
 Pathmark Stores, Inc., 12.625% Sub. Nts., 6/15/02                                   5,210,000                5,144,875
-----------------------------------------------------------------------------------------------------------------------
 Randall's Food Markets, Inc., 9.375% Sr. Sub. Nts., Series B, 7/1/07(2)             2,875,000                3,148,125
-----------------------------------------------------------------------------------------------------------------------
 Shoppers Food Warehouse Corp., 9.75% Sr. Nts., 6/15/04                              1,260,000                1,354,500
                                                                                                            -----------
                                                                                                             27,129,120

-----------------------------------------------------------------------------------------------------------------------
 Food/Tobacco--2.1%
 Aurora Foods, Inc., 8.75% Sr. Sub. Nts., Series B, 7/1/08                             900,000                  852,750
-----------------------------------------------------------------------------------------------------------------------
 Canadaigua Brands, Inc., 8.50% Sr. Unsec. Sub. Nts., 3/1/09                         1,500,000                1,402,500
-----------------------------------------------------------------------------------------------------------------------
 Cott Corp., 9.375% Sr. Nts., 7/1/05                                                 3,885,000                3,749,025
-----------------------------------------------------------------------------------------------------------------------
 Del Monte Foods Co., 0%/12.50% Sr. Disc. Nts., Series B, 12/15/07(8)                2,251,000                1,710,760
-----------------------------------------------------------------------------------------------------------------------
 International Home Foods, Inc., 10.375% Sr. Sub. Nts., 11/1/06(12)                  4,655,000                4,759,737
-----------------------------------------------------------------------------------------------------------------------
 New World Pasta Co., 9.25% Sr. Nts., 2/15/09                                        4,800,000                4,344,000
-----------------------------------------------------------------------------------------------------------------------
 Packaged Ice, Inc., 9.75% Sr. Unsec. Nts., Series B, 2/1/05                         8,065,000                7,339,150
-----------------------------------------------------------------------------------------------------------------------
 Purina Mills, Inc., 9% Sr. Unsec. Sub. Nts., 3/15/10(5)                             1,000,000                  215,000
-----------------------------------------------------------------------------------------------------------------------
 Sparkling Spring Water Group Ltd., 11.50% Sr. Sec. Sub. Nts., 11/15/07              4,025,000                3,220,000
-----------------------------------------------------------------------------------------------------------------------
 Triarc Consumer Products Group LLC, 10.25% Sr. Sub. Nts., 2/15/09(6)                3,250,000                3,168,750
                                                                                                            -----------
                                                                                                             30,761,672



                    16      OPPENHEIMER CHAMPION INCOME FUND

                                                                                          Face             Market Value
                                                                                        Amount(1)            See Note 1
-----------------------------------------------------------------------------------------------------------------------
 Forest Products/Containers--2.6%
 Ball Corp.:
 7.75% Sr. Unsec. Nts., 8/1/06                                                      $3,000,000              $ 2,940,000
 8.25% Sr. Unsec. Sub. Nts., 8/1/08                                                  2,100,000                2,042,250
-----------------------------------------------------------------------------------------------------------------------
 Gaylord Container Corp., 9.75% Sr. Nts., 6/15/07                                    3,000,000                2,835,000
-----------------------------------------------------------------------------------------------------------------------
 Mail-Well Corp., 8.75% Sr. Unsec. Sub. Nts., Series B, 12/15/08(2)                  3,335,000                3,184,925
-----------------------------------------------------------------------------------------------------------------------
 Packaging Corp. of America, 9.625% Sr. Sub. Nts., 4/1/09(6)                         1,250,000                1,268,750
-----------------------------------------------------------------------------------------------------------------------
 Repap Enterprises (New Brunswick), 9% First Priority Sr. Sec. Nts., 6/1/04            750,000                  720,000
-----------------------------------------------------------------------------------------------------------------------
 Repap New Brunswick, Inc., 10.625% Second Priority Sr. Sec. Nts., 4/15/05           2,500,000                2,175,000
-----------------------------------------------------------------------------------------------------------------------
 Riverwood International Corp., 10.625% Sr. Unsec. Nts., 8/1/07                      4,550,000                4,538,625
-----------------------------------------------------------------------------------------------------------------------
 Riverwood International Corp., 10.875% Sr. Sub. Nts., 4/1/08                        4,000,000                3,760,000
-----------------------------------------------------------------------------------------------------------------------
 SD Warren Co.:
 12% Sr. Sub. Nts., Series B, 12/15/04                                               3,450,000                3,657,000
 14% Unsec. Nts., 12/15/06(9)                                                        5,946,703                6,690,041
-----------------------------------------------------------------------------------------------------------------------
 U.S. Can Corp., 10.125% Sr. Sub. Nts., Series B, 10/15/06                             800,000                  820,000
-----------------------------------------------------------------------------------------------------------------------
 U.S. Timberlands Co. LP, 9.625% Sr. Nts., 11/15/07                                  4,085,000                3,737,775
                                                                                                            -----------
                                                                                                             38,369,366

-----------------------------------------------------------------------------------------------------------------------
 Gaming/Leisure--5.2%
 AP Holdings, Inc., 0%/11.25% Sr. Disc. Nts., 3/15/08(8)                               750,000                  380,625
-----------------------------------------------------------------------------------------------------------------------
 Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts., 3/15/08                                    1,675,000                1,436,312
-----------------------------------------------------------------------------------------------------------------------
 Aztar Corp., 8.875% Sr. Unsec. Sub. Nts., 5/15/07                                   3,750,000                3,543,750
-----------------------------------------------------------------------------------------------------------------------
 Capital Gaming International, Inc., 11.50% Promissory Nts., 8/1/95                     57,500                       --
-----------------------------------------------------------------------------------------------------------------------
 Capitol Queen & Casino, Inc., 12% First Mtg. Nts., Series A, 11/15/00(2,5)            100,000                       --
-----------------------------------------------------------------------------------------------------------------------
 Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07                                     2,100,000                1,895,250
-----------------------------------------------------------------------------------------------------------------------
 Casino Magic of Louisiana Corp., 13% First Mtg. Nts., Series B, 8/15/03             2,030,000                2,298,975
-----------------------------------------------------------------------------------------------------------------------
 Coast Hotel & Casinos, Inc., 9.50% Sr. Unsec. Sub. Nts., 4/1/09                     1,750,000                1,653,750
-----------------------------------------------------------------------------------------------------------------------
 Empress Entertainment, Inc., 8.125% Sr. Sub. Nts., 7/1/06                           2,000,000                2,000,000
-----------------------------------------------------------------------------------------------------------------------
 Florida Panthers Holdings, Inc., 9.875% Sr. Sub. Nts., 4/15/09                      4,000,000                3,720,000
-----------------------------------------------------------------------------------------------------------------------
 Hard Rock Hotel, Inc., 9.25% Sr. Sub. Nts., 4/1/05                                  2,800,000                2,338,000
-----------------------------------------------------------------------------------------------------------------------
 Harveys Casino Resorts, 10.625% Sr. Unsec. Sub. Nts., 6/1/06                          150,000                  154,500
-----------------------------------------------------------------------------------------------------------------------
 HMH Properties, Inc., 8.45% Sr. Nts., Series C, 12/1/08                             5,000,000                4,650,000
-----------------------------------------------------------------------------------------------------------------------
 Hollywood Casino Corp., 11.25% Sec. Nts., 5/1/07(6)                                 3,600,000                3,636,000
-----------------------------------------------------------------------------------------------------------------------
 Hollywood Park, Inc., 9.25% Sr. Unsec. Sub. Nts., Series B, 2/15/07                 4,500,000                4,365,000
-----------------------------------------------------------------------------------------------------------------------
 Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07                                 5,895,000                5,887,631
-----------------------------------------------------------------------------------------------------------------------
 Intrawest Corp., 9.75% Sr. Nts., 8/15/08                                            6,995,000                6,750,175
-----------------------------------------------------------------------------------------------------------------------
 Isle of Capri Casinos, Inc., 8.75% Sr. Unsec. Nts., 4/15/09                         3,900,000                3,597,750



                    17     OPPENHEIMER CHAMPION INCOME FUND


STATEMENT OF INVESTMENTS  Continued


                                                                                          Face             Market Value
                                                                                        Amount(1)            See Note 1
-----------------------------------------------------------------------------------------------------------------------
 Gaming/Leisure Continued
 Jupiters Ltd., 8.50% Sr. Nts., 3/1/06(2)                                           $3,725,000              $ 3,576,000
-----------------------------------------------------------------------------------------------------------------------
 Meristar Hospitality Corp., 8.75% Sr. Unsec. Sub. Nts., 8/15/07                     2,000,000                1,815,000
-----------------------------------------------------------------------------------------------------------------------
 Mohegan Tribal Gaming Authority, 8.75% Sr. Unsec. Sub. Nts., 1/1/09                 4,800,000                4,734,000
-----------------------------------------------------------------------------------------------------------------------
 Premier Cruise Ltd., 11% Sr. Nts., 3/15/08(5,6)                                     3,900,000                  955,500
-----------------------------------------------------------------------------------------------------------------------
 Premier Parks, Inc.:
 0%/10% Sr. Disc. Nts., 4/1/08(8)                                                    1,970,000                1,260,800
 9.25% Sr. Nts., 4/1/06                                                              1,595,000                1,515,250
 9.75% Sr. Nts., 6/15/07                                                             5,000,000                4,875,000
-----------------------------------------------------------------------------------------------------------------------
 Six Flags Entertainment Corp., 8.875% Sr. Nts., 4/1/06                              1,900,000                1,819,250
-----------------------------------------------------------------------------------------------------------------------
 Station Casinos, Inc.:
 10.125% Sr. Sub. Nts., 3/15/06                                                      3,000,000                3,090,000
 9.75% Sr. Sub. Nts., 4/15/07                                                        3,400,000                3,468,000
                                                                                                            -----------
                                                                                                             75,416,518

-----------------------------------------------------------------------------------------------------------------------
 Healthcare--1.8%
 Charles River Labs ONC, Units (each unit consists of $1,000 principal amount of 13.50% sr. sub. nts., 10/1/09 and one warrant to
 purchase 3.942 shares of common stock)(2,10)                                        4,500,000                4,567,500
-----------------------------------------------------------------------------------------------------------------------
 Fresenius Medical Care Capital Trust II, 7.875% Nts., 2/1/08                        4,350,000                3,996,562
-----------------------------------------------------------------------------------------------------------------------
 ICN Pharmaceutical, Inc.:
 8.75% Sr. Nts., 11/15/08(6)                                                         3,345,000                3,098,306
 8.75% Sr. Nts., 11/15/08(2)                                                         3,000,000                2,778,756
-----------------------------------------------------------------------------------------------------------------------
 Integrated Health Services, Inc.:
 9.50% Sr. Sub. Nts., 9/15/07                                                        2,000,000                  310,000
 10.25% Sr. Sub. Nts., 4/30/06                                                       1,955,000                  303,025
-----------------------------------------------------------------------------------------------------------------------
 King Pharmaceuticals, Inc., 10.75% Sr. Unsec. Sub. Nts., 2/15/09                    4,500,000                4,657,500
-----------------------------------------------------------------------------------------------------------------------
 Oxford Health Plans, Inc., 11% Sr. Nts., 5/15/05(6)                                 1,750,000                1,745,625
-----------------------------------------------------------------------------------------------------------------------
 Tenet Healthcare Corp., 8.125% Sr. Unsec. Sub. Nts., Series B, 12/1/08              1,500,000                1,376,250
-----------------------------------------------------------------------------------------------------------------------
 Unilab Finance Corp., 12.75% Sr. Sub. Nts., 10/1/09(6)                              3,200,000                3,192,000
                                                                                                            -----------
                                                                                                             26,025,524

-----------------------------------------------------------------------------------------------------------------------
 Housing--1.2%
 Building Materials Corp. of America, 8.625% Sr. Nts., Series B, 12/15/06              200,000                  191,000
-----------------------------------------------------------------------------------------------------------------------
 D.R. Horton, Inc., 8% Sr. Nts., 2/1/09                                              3,500,000                3,150,000
-----------------------------------------------------------------------------------------------------------------------
 Del Webb Corp., 10.25% Sr. Unsec. Sub. Nts., 2/15/10                                2,000,000                1,850,000
-----------------------------------------------------------------------------------------------------------------------
 Falcon Building Products, Inc., 9.50% Sr. Sub. Nts., 6/15/07                          675,000                  661,500
-----------------------------------------------------------------------------------------------------------------------
 Nortek, Inc.:
 8.875% Sr. Unsec. Nts., Series B, 8/1/08                                            2,000,000                1,890,000
 9.125% Sr. Nts., Series B, 9/1/07(11)                                               5,840,000                5,635,600
 9.25% Sr. Nts., Series B, 3/15/07                                                   4,070,000                3,968,250
                                                                                                            -----------
                                                                                                             17,346,350


                    18     OPPENHEIMER CHAMPION INCOME FUND

                                                                                          Face             Market Value
                                                                                        Amount(1)            See Note 1
-----------------------------------------------------------------------------------------------------------------------
 Information Technology--2.6%
 Amkor Technology, Inc.:
 9.25% Sr. Nts., 5/1/06(6)                                                          $5,000,000              $ 4,987,500
 10.50% Sr. Sub. Nts., 5/1/09(6)                                                     5,000,000                4,887,500
-----------------------------------------------------------------------------------------------------------------------
 Cherokee International LLC, 10.50% Sr. Sub. Nts., 5/1/09(6)                         5,000,000                4,625,000
-----------------------------------------------------------------------------------------------------------------------
 Chippac International Ltd., 12.75% Sr. Sub. Nts., 8/1/09(6)                         2,750,000                2,777,500
-----------------------------------------------------------------------------------------------------------------------
 Details, Inc., 10% Sr. Sub. Nts., Series B, 11/15/05                                1,925,000                1,790,250
-----------------------------------------------------------------------------------------------------------------------
 Dialog Corp. plc, 11% Sr. Sub. Nts., Series B, 11/15/07                             1,750,000                1,535,625
-----------------------------------------------------------------------------------------------------------------------
 DII Group, Inc., 8.50% Sr. Sub. Nts., 9/15/07                                       1,200,000                1,140,000
-----------------------------------------------------------------------------------------------------------------------
 Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07                                          2,150,000                2,031,750
-----------------------------------------------------------------------------------------------------------------------
 Fairchild Semiconductor Corp., 10.375% Sr. Sub. Nts., 10/1/07(6)                    5,900,000                5,885,250
-----------------------------------------------------------------------------------------------------------------------
 Fisher Scientific International, Inc.:
 9% Sr. Unsec. Sub. Nts., 2/1/08(12)                                                 4,190,000                3,928,125
 9% Sr. Unsec. Sub. Nts., 2/1/08(12)                                                   910,000                  853,125
-----------------------------------------------------------------------------------------------------------------------
 Unisys Corp., 11.75% Sr. Nts., 10/15/04                                             2,275,000                2,548,000
-----------------------------------------------------------------------------------------------------------------------
 Wavetek Corp., 10.125% Sr. Sub. Nts., 6/15/07                                       1,440,000                1,216,800
                                                                                                            -----------
                                                                                                             38,206,425

-----------------------------------------------------------------------------------------------------------------------
 Manufacturing--2.0%
 Applied Power, Inc., 8.75% Sr. Sub. Nts., 4/1/09                                    2,800,000                2,639,000
-----------------------------------------------------------------------------------------------------------------------
 Axia, Inc., 10.75% Sr. Sub. Nts., 7/15/08                                           1,560,000                1,466,400
-----------------------------------------------------------------------------------------------------------------------
 Burke Industries, Inc., 10% Sr. Sub. Nts., 8/15/07                                  1,125,000                  815,625
-----------------------------------------------------------------------------------------------------------------------
 Communications & Power Industries, Inc., 12% Sr. Sub. Nts.,
 Series B, 8/1/05                                                                      802,000                  669,670
-----------------------------------------------------------------------------------------------------------------------
 Eagle-Picher Industries, Inc., 9.375% Sr. Unsec. Sub. Nts., 3/1/08                  1,500,000                1,342,500
-----------------------------------------------------------------------------------------------------------------------
 Grove Worldwide LLC, 9.25% Sr. Sub. Nts., 5/1/08                                    1,150,000                  638,250
-----------------------------------------------------------------------------------------------------------------------
 Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts., 8/1/07                  2,000,000                1,750,000
-----------------------------------------------------------------------------------------------------------------------
 Insilco Corp., 12% Sr. Sub. Nts., 8/15/07(2)                                        3,390,000                3,339,150
-----------------------------------------------------------------------------------------------------------------------
 International Wire Group, Inc., 11.75% Sr. Sub. Nts., Series B, 6/1/05              3,720,000                3,840,900
-----------------------------------------------------------------------------------------------------------------------
 Jordan Industries, Inc., 10.375% Sr. Unsec. Nts., Series D, 8/1/07                  3,000,000                2,895,000
-----------------------------------------------------------------------------------------------------------------------
 Moll Industries, Inc., 10.50% Sr. Unsec. Sub. Nts., 7/1/08                          1,000,000                  745,000
-----------------------------------------------------------------------------------------------------------------------
 Park-Ohio Industries, Inc., 9.25% Sr. Sub. Nts., 12/1/07                            2,100,000                1,995,000
-----------------------------------------------------------------------------------------------------------------------
 Roller Bearing Co. of America, Inc., 9.625% Sr. Sub. Nts., Series B, 6/15/07        3,385,000                3,131,125
-----------------------------------------------------------------------------------------------------------------------
 Terex Corp.:
 8.875% Sr. Unsec. Sub. Nts., 4/1/08                                                 1,000,000                  945,000
 8.875% Sr. Unsec. Sub. Nts., Series C, 4/1/08                                       2,000,000                1,910,000
-----------------------------------------------------------------------------------------------------------------------
 Unifrax Investment Corp., 10.50% Sr. Nts., 11/1/03                                  1,075,000                1,096,500
                                                                                                            -----------
                                                                                                             29,219,120


                    19     OPPENHEIMER CHAMPION INCOME FUND



STATEMENT OF INVESTMENTS  Continued


                                                                                          Face             Market Value
                                                                                        Amount(1)            See Note 1
-----------------------------------------------------------------------------------------------------------------------
 Media/Entertainment: Broadcasting--2.0%
 Allbritton Communications Co., 8.875% Sr. Sub. Nts., Series B, 2/1/08             $ 1,000,000              $   960,000
-----------------------------------------------------------------------------------------------------------------------
 CBS Radio, Inc., 11.375% Unsec. Sub. Debs., 1/15/09(9)                              1,174,400                1,321,200
-----------------------------------------------------------------------------------------------------------------------
 Chancellor Media Corp., 9% Sr. Unsec. Sub. Nts., 10/1/08                            9,400,000                9,564,500
-----------------------------------------------------------------------------------------------------------------------
 Emmis Communications Corp., 8.125% Sr. Unsec. Sub. Nts., Series B, 3/15/09          7,500,000                7,143,750
-----------------------------------------------------------------------------------------------------------------------
 Paxson Communications Corp., 11.625% Sr. Sub. Nts., 10/1/02                         4,185,000                4,352,400
-----------------------------------------------------------------------------------------------------------------------
 Radio One, Inc., 7% Sr. Sub. Nts., Series B, 5/15/04(4)                             1,000,000                1,030,000
-----------------------------------------------------------------------------------------------------------------------
 Sinclair Broadcast Group, Inc., 9% Sr. Unsec. Sub. Nts., 7/15/07(12)                2,500,000                2,393,750
-----------------------------------------------------------------------------------------------------------------------
 Spanish Broadcasting Systems, Inc.:
 11% Sr. Nts., 3/15/04                                                                 650,000                  702,000
 12.50% Sr. Nts., 6/15/02                                                              300,000                  339,000
-----------------------------------------------------------------------------------------------------------------------
 Young Broadcasting, Inc., 8.75% Sr. Sub. Debs., 6/15/07(12)                         1,650,000                1,621,125
                                                                                                            -----------
                                                                                                             29,427,725

-----------------------------------------------------------------------------------------------------------------------
 Media/Entertainment: Cable/Wireless Video--3.3%
 Adelphia Communications Corp.:
 7.875% Sr. Unsec. Nts., 5/1/09                                                      1,640,000                1,500,600
 8.125% Sr. Nts., Series B, 7/15/03                                                  6,000,000                5,865,000
-----------------------------------------------------------------------------------------------------------------------
 Bresnan Communications, Inc.:
 0%/9.25% Sr. Disc. Nts., 2/1/09(8)                                                  4,350,000                2,881,875
 8% Sr. Nts., 2/1/09                                                                 1,100,000                1,080,750
-----------------------------------------------------------------------------------------------------------------------
 Charter Communication Holdings LLC/Charter
 Communication Holdings Capital Corp.:
 0%/9.92% Sr. Disc. Nts., 4/1/11(6,8)                                                8,350,000                5,020,437
 8.25% Sr. Nts., 4/1/07(6)                                                           2,000,000                1,877,500
 8.625% Sr. Nts., 4/1/09(6)                                                          1,750,000                1,662,500
-----------------------------------------------------------------------------------------------------------------------
 CSC Holdings, Inc.:
 9.875% Sr. Sub. Debs., 2/15/13                                                        215,000                  225,212
 9.875% Sr. Sub. Nts., 5/15/06                                                       1,710,000                1,791,225
-----------------------------------------------------------------------------------------------------------------------
 Diva Systems Corp., 0%/12.625% Sr. Disc. Nts., Series B, 3/1/08(8)                  2,000,000                  630,000
-----------------------------------------------------------------------------------------------------------------------
 EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09                                 15,000,000               14,925,000
-----------------------------------------------------------------------------------------------------------------------
 EchoStar I, 8.25% Bonds, 2/26/01(2)                                                   717,875                  717,875
-----------------------------------------------------------------------------------------------------------------------
 EchoStar II, 8.25% Sinking Fund Bonds, 11/9/01(2)                                     786,390                  786,390
-----------------------------------------------------------------------------------------------------------------------
 Falcon Holding Group LP:
 0%/9.285% Sr. Disc. Debs., Series B, 4/15/10(8)                                     4,720,000                3,374,800
 8.375% Sr. Unsec. Debs., Series B, 4/15/10                                          1,800,000                1,786,500
-----------------------------------------------------------------------------------------------------------------------
 United International Holdings, Inc., 0%/10.75% Sr. Disc. Nts.,
 Series B, 2/15/08(8)                                                                5,510,000                3,354,212
                                                                                                            -----------
                                                                                                             47,479,876


                    20     OPPENHEIMER CHAMPION INCOME FUND



                                                                                          Face             Market Value
                                                                                        Amount(1)            See Note 1
-----------------------------------------------------------------------------------------------------------------------
 Media/Entertainment: Diversified Media--2.1%
 Ackerley Group, Inc., 9% Sr. Unsec. Sub. Nts., Series B, 1/15/09                  $ 5,250,000              $ 5,059,688
-----------------------------------------------------------------------------------------------------------------------
 AMC Entertainment, Inc., 9.50% Sr. Unsec. Sub. Nts., 2/1/11                         4,100,000                3,362,000
-----------------------------------------------------------------------------------------------------------------------
 IPC Magazines Group plc:
 0%/10.75% Bonds, 3/15/08(8) [GBP]                                                   1,250,000                  844,036
 9.625% Bonds, 3/15/08  [GBP]                                                        3,000,000                3,458,490
-----------------------------------------------------------------------------------------------------------------------
 Regal Cinemas, Inc.:
 8.875% Sr. Unsec. Sub. Nts., 12/15/10                                               4,000,000                2,660,000
 9.50% Sr. Unsec. Sub. Nts., 6/1/08                                                  1,000,000                  685,000
-----------------------------------------------------------------------------------------------------------------------
 SFX Entertainment, Inc.:
 9.125% Sr. Unsec. Sub. Nts., 12/1/08                                                6,350,000                6,064,250
 9.125% Sr. Unsec. Sub. Nts., Series B, 2/1/08                                       3,900,000                3,666,000
-----------------------------------------------------------------------------------------------------------------------
 TV Guide, Inc., 8.125% Sr. Unsec. Sub. Nts., 3/1/09                                 2,500,000                2,368,750
-----------------------------------------------------------------------------------------------------------------------
 World Color Press, Inc., 7.75% Sr. Unsec. Sub. Nts., 2/15/09                        3,000,000                2,835,000
                                                                                                            -----------
                                                                                                             31,003,214

-----------------------------------------------------------------------------------------------------------------------
 Media/Entertainment: Telecommunications--17.6%
 Amazon.com, Inc., 0%/10% Sr. Unsec. Disc. Nts., 5/1/08(8)                          12,275,000                8,040,125
-----------------------------------------------------------------------------------------------------------------------
 COLT Telecom Group plc:
 0%/12% Sr. Unsec. Disc. Nts., 12/15/06(8)                                             900,000                  733,500
 7.625% Bonds, 7/31/08  [DEM]                                                        9,725,000                5,158,625
 8.875% Sr. Nts., 11/30/07  [DEM]                                                    1,880,000                1,054,420
 10.125% Sr. Nts., 11/30/07  [GBP]                                                   2,330,000                3,971,582
 Units (each unit consists of $1,000 principal amount of 0%/12% sr. disc. nts.,
 12/15/06 and one warrant to purchase 7.8 ordinary shares)(8,10)                     3,185,000                2,635,588
-----------------------------------------------------------------------------------------------------------------------
 Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc. Debs., 11/15/07(8)               1,350,000                1,228,500
-----------------------------------------------------------------------------------------------------------------------
 Concentric Network Corp., 12.75% Sr. Unsec. Nts., 12/15/07                          2,225,000                2,258,375
-----------------------------------------------------------------------------------------------------------------------
 Convergent Communications, Inc., 13% Sr. Nts., 4/1/08                               1,600,000                1,204,000
-----------------------------------------------------------------------------------------------------------------------
 Covad Communications Group, Inc., 0%/13.50% Sr. Disc. Nts., 3/15/08(8)             10,850,000                5,642,000
-----------------------------------------------------------------------------------------------------------------------
 Diamond Cable Communications plc:
 0%/10.75% Sr. Disc. Nts., 2/15/07(8)                                                1,800,000                1,413,000
 0%/11.75% Sr. Disc. Nts., 12/15/05(8)                                              10,665,000                9,545,175
-----------------------------------------------------------------------------------------------------------------------
 Diamond Holdings plc, 9.125% Sr. Nts., 2/1/08                                         800,000                  800,000
-----------------------------------------------------------------------------------------------------------------------
 e.spire Communications, Inc., 13.75% Sr. Nts., 7/15/07                              1,400,000                1,183,000
-----------------------------------------------------------------------------------------------------------------------
 Exodus Communications, Inc.:
 11.25% Sr. Nts., 7/1/08(6)                                                          3,000,000                3,067,500
 11.25% Sr. Nts., 7/1/08                                                             1,155,000                1,180,988
-----------------------------------------------------------------------------------------------------------------------
 FirstWorld Communications, Inc., 0%/13% Sr. Disc. Nts., 4/15/08(8)                  2,750,000                1,416,250
-----------------------------------------------------------------------------------------------------------------------
 Focal Communications Corp., 0%/12.125% Sr. Unsec. Disc. Nts., 2/15/08(8)            2,745,000                1,592,100
-----------------------------------------------------------------------------------------------------------------------
 Global Crossing Ltd., 9.625% Sr. Nts., 5/15/08                                      3,510,000                3,632,850
-----------------------------------------------------------------------------------------------------------------------
 Globix Corp., 13% Sr. Unsec. Nts., 5/1/05                                           4,000,000                3,540,000
-----------------------------------------------------------------------------------------------------------------------
 GST Telecommunications, Inc., 0%/13.875% Cv. Sr. Sub. Disc. Nts., 12/15/05(6,8)       407,000                  373,423


                    21     OPPENHEIMER CHAMPION INCOME FUND



STATEMENT OF INVESTMENTS  Continued


                                                                                          Face             Market Value
                                                                                        Amount(1)            See Note 1
-----------------------------------------------------------------------------------------------------------------------
 Media/Entertainment: Telecommunications Continued
 GST Telecommunications, Inc./GST Network Funding Corp., Inc.,
 0%/10.50% Sr. Disc. Nts., 5/1/08(6,8)                                             $ 1,000,000               $  485,000
-----------------------------------------------------------------------------------------------------------------------
 GST USA, Inc., 0%/13.875% Gtd. Sr. Disc. Nts., 12/15/05(8)                            785,000                  633,888
-----------------------------------------------------------------------------------------------------------------------
 Hyperion Telecommunications, Inc., 12% Sr. Sub. Nts., 11/1/07                       6,000,000                6,060,000
-----------------------------------------------------------------------------------------------------------------------
 ICG Holdings, Inc., 0%/12.50% Sr. Sec. Disc. Nts., 5/1/06(8)                          400,000                  306,000
-----------------------------------------------------------------------------------------------------------------------
 ICG Services, Inc., 0%/10% Sr. Exchangeable Unsec. Disc. Nts., 2/15/08(8)             415,000                  232,400
-----------------------------------------------------------------------------------------------------------------------
 Intermedia Communications, Inc.:
 0%/12.25% Sr. Disc. Nts., Series B, 3/1/09(8)                                       5,000,000                2,500,000
 8.50% Sr. Nts., Series B, 1/15/08                                                   3,920,000                3,371,200
 8.60% Sr. Unsec. Nts., Series B, 6/1/08                                             2,000,000                1,725,000
 8.875% Sr. Nts., 11/1/07                                                            2,690,000                2,373,925
-----------------------------------------------------------------------------------------------------------------------
 KMC Telecom Holdings, Inc., 0%/12.50% Sr. Unsec. Disc. Nts., 2/15/08(8)             9,135,000                4,978,575
-----------------------------------------------------------------------------------------------------------------------
 KMC Telecom Holdings, Inc., 13.50% Sr. Nts., 5/15/09(2)                             1,300,000                1,280,500
-----------------------------------------------------------------------------------------------------------------------
 Level 3 Communications, Inc.:
 0%/10.50% Sr. Disc. Nts., 12/1/08(8)                                                9,800,000                5,549,250
 9.125% Sr. Unsec. Nts., 5/1/08                                                      2,000,000                1,817,500
-----------------------------------------------------------------------------------------------------------------------
 Long Distance International, Inc., 12.25% Sr. Unsec. Nts., 4/15/08(2)                 700,000                  423,500
-----------------------------------------------------------------------------------------------------------------------
 McLeodUSA, Inc., 8.125% Sr. Unsec. Nts., 2/15/09                                    2,800,000                2,618,000
-----------------------------------------------------------------------------------------------------------------------
 Metromedia Fiber Network, Inc., 10% Sr. Unsec. Nts., Series B, 11/15/08             6,000,000                5,820,000
-----------------------------------------------------------------------------------------------------------------------
 Netia Holdings BV:
 0%/11% Sr. Disc. Nts., 11/1/07(8) [DEM]                                             2,250,000                  762,677
 0%/11.25% Sr. Disc. Nts., Series B, 11/1/07(8)                                      3,600,000                2,268,000
-----------------------------------------------------------------------------------------------------------------------
 Netia Holdings II BV, 13.125% Sr. Nts., 6/15/09(6)                                  4,500,000                4,511,250
-----------------------------------------------------------------------------------------------------------------------
 NEXTLINK Communications, Inc.:
 9% Sr. Nts., 3/15/08                                                                1,700,000                1,585,250
 9.625% Sr. Nts., 10/1/07                                                            6,673,000                6,339,350
 10.75% Sr. Unsec. Nts., 11/15/08                                                    5,700,000                5,742,750
 10.75% Sr. Unsec. Nts., 6/1/09                                                      1,000,000                1,007,500
-----------------------------------------------------------------------------------------------------------------------
 NorthEast Optic Network, Inc., 12.75% Sr. Nts., 8/15/08                             1,950,000                1,998,750
-----------------------------------------------------------------------------------------------------------------------
 NTL, Inc.:
 0%/10.75% Sr. Unsec. Unsub. Nts., Series B, 4/1/08(8) [GBP]                         3,765,000                4,061,379
 0%/12.375% Sr. Unsec. Nts., Series B, 10/1/08(8)                                   11,000,000                7,507,500
 0%/9.75% Sr. Deferred Coupon Nts., Series B, 4/1/08(8)                              2,055,000                1,376,850
 0%/9.75% Sr. Nts., 4/15/09(8) [GBP]                                                16,125,000               15,170,265
 7% Cv. Unsec. Sub. Nts., 12/15/08                                                   5,000,000                8,500,000
 10% Sr. Nts., Series B, 2/15/07                                                     2,940,000                3,013,500
 11.50% Sr. Unsec. Nts., Series B, 10/1/08                                           5,000,000                5,418,750
-----------------------------------------------------------------------------------------------------------------------
 Optel, Inc., 13% Sr. Nts., Series B, 2/15/05(2)                                    10,140,000                7,148,700
-----------------------------------------------------------------------------------------------------------------------
 Petersburg Long Distance, Inc., 9% Cv. Sub. Nts., 6/1/06(6)                           200,000                   93,000
-----------------------------------------------------------------------------------------------------------------------
 PLD Telekom, Inc., 14% Sr. Disc. Nts., 6/1/04(2)                                    3,500,000                2,607,500
-----------------------------------------------------------------------------------------------------------------------
 Pratama Datakom Asia BV, 12.75% Gtd. Nts., 7/15/05(2)                               4,000,000                  730,000
-----------------------------------------------------------------------------------------------------------------------
 PSINet, Inc., 10% Sr. Unsec. Nts., Series B, 2/15/05                                7,000,000                6,728,750
-----------------------------------------------------------------------------------------------------------------------
 Qwest Communications International, Inc.,
 0%/9.47% Sr. Disc. Nts., 10/15/07(8,11)                                             5,500,000                4,303,750


                    22     OPPENHEIMER CHAMPION INCOME FUND

                                                                                          Face             Market Value
                                                                                        Amount(1)            See Note 1
-----------------------------------------------------------------------------------------------------------------------
 Media/Entertainment: Telecommunications Continued
 RSL Communications plc, 10.50% Gtd. Sr. Nts., 11/15/08                            $ 4,000,000             $  3,660,000
-----------------------------------------------------------------------------------------------------------------------
 Telewest Communications plc:
 0%/11% Sr. Disc. Debs., 10/1/07(8)                                                  5,525,000                4,958,688
 0%/9.25% Sr. Nts., 4/15/09(6,8)                                                     8,000,000                4,880,000
 0%/9.875% Sr. Nts., 4/15/09(6,8) [GBP]                                              7,200,000                7,114,608
 11.25% Sr. Nts., 11/1/08                                                            4,910,000                5,278,250
-----------------------------------------------------------------------------------------------------------------------
 Time Warner Telecom LLC, 9.75% Sr. Nts., 7/15/08                                    3,950,000                3,989,500
-----------------------------------------------------------------------------------------------------------------------
 United Pan-Europe Communications NV:
 10.875% Sr. Nts., 8/1/09(6)                                                        11,250,000               11,418,750
 10.875% Sr. Nts., 8/1/09(6) [EUR]                                                     250,000                  267,748
-----------------------------------------------------------------------------------------------------------------------
 US Xchange LLC, 15% Sr. Unsec. Nts., 7/1/08                                         1,185,000                1,213,144
-----------------------------------------------------------------------------------------------------------------------
 Verio, Inc.:
 10.375% Sr. Unsec. Nts., 4/1/05                                                     3,135,000                3,127,163
 11.25% Sr. Unsec. Nts., 12/1/08                                                     5,800,000                5,959,500
 13.50% Sr. Unsec. Nts., 6/15/04                                                       700,000                  766,500
-----------------------------------------------------------------------------------------------------------------------
 Versatel Telecom International BV:
 11.875% Sr. Nts., 7/15/09                                                           3,200,000                3,032,653
 11.875% Sr. Nts., 7/15/09 [EUR]                                                     1,600,000                1,618,800
-----------------------------------------------------------------------------------------------------------------------
 Viatel, Inc.:
 0%/12.50% Sr. Unsec. Disc. Nts., 4/15/08(8)                                           250,000                  138,750
 11.25% Sr. Sec. Nts., 4/15/08                                                       3,450,000                3,208,500
-----------------------------------------------------------------------------------------------------------------------
 WAM!NET, Inc., 0%/13.25% Sr. Unsec. Disc. Nts., Series B, 3/1/05(2,8)               5,745,000                3,418,275
-----------------------------------------------------------------------------------------------------------------------
 Worldwide Fiber, Inc., 12% Sr. Nts., 8/1/09(6)                                      2,700,000                2,659,500
                                                                                                           ------------
                                                                                                            257,431,539

-----------------------------------------------------------------------------------------------------------------------
 Media/Entertainment: Wireless Communications--6.4%
 Arch Communications, Inc., 12.75% Sr. Nts., 7/1/07                                    700,000                  495,250
-----------------------------------------------------------------------------------------------------------------------
 CellNet Data Systems, Inc., 0%/14% Sr. Disc. Nts., 10/1/07(8)                       4,749,000                1,875,855
-----------------------------------------------------------------------------------------------------------------------
 Centennial Cellular Corp., 10.75% Sr. Sub. Nts., 12/15/08                           3,200,000                3,344,000
-----------------------------------------------------------------------------------------------------------------------
 Crown Castle International Corp.:
 0%/10.375% Sr. Disc. Nts., 5/15/11(8)                                               5,800,000                3,335,000
 0%/10.625% Sr. Unsec. Disc. Nts., 11/15/07(8)                                       5,635,000                3,944,500
 9% Sr. Nts., 5/15/11                                                                3,250,000                3,063,125
-----------------------------------------------------------------------------------------------------------------------
 CTI Holdings SA, 0%/11.50% Sr. Deferred Coupon Nts., 4/15/08(8)                     2,525,000                1,262,500
-----------------------------------------------------------------------------------------------------------------------
 Dobson Communications Corp., 11.75% Sr. Nts., 4/15/07                                 900,000                  945,000
-----------------------------------------------------------------------------------------------------------------------
 Geotek Communications, Inc., 12% Cv. Sr. Sub. Nts., 2/15/01(5)                      1,665,000                   10,406
-----------------------------------------------------------------------------------------------------------------------
 ICO Global Communications (Holdings) Ltd., Units
 (each unit consists of $1,000 principal amount of 15% sr. nts.,
 8/1/05 and one warrant to purchase 19.85 shares of common stock)(5,10)              1,325,000                  258,375
-----------------------------------------------------------------------------------------------------------------------
 Loral Space & Communications Ltd., 9.50% Sr. Nts., 1/15/06                          1,600,000                1,372,000
-----------------------------------------------------------------------------------------------------------------------
 Microcell Telecommunications, Inc.:
 0%/11.125% Sr. Disc. Nts., Series B, 10/15/07(2,8) [CAD]                            4,405,000                1,925,970
 0%/12% Sr. Unsec. Disc. Nts., 6/1/09(8)                                             5,500,000                3,341,250
 0%/14% Sr. Disc. Nts., Series B, 6/1/06(8)                                          3,300,000                2,772,000


                    23     OPPENHEIMER CHAMPION INCOME FUND


STATEMENT OF INVESTMENTS  Continued


                                                                                          Face             Market Value
                                                                                        Amount(1)            See Note 1
-----------------------------------------------------------------------------------------------------------------------
 Media/Entertainment: Wireless Communications Continued
 Millicom International Cellular SA, 0%/13.50% Sr. Disc. Nts., 6/1/06(8)           $ 2,000,000              $ 1,430,000
-----------------------------------------------------------------------------------------------------------------------
 Nextel Communications, Inc.:
 0%/10.65% Sr. Disc. Nts., 9/15/07(8)                                                4,195,000                3,125,275
 0%/9.75% Sr. Disc. Nts., 10/31/07(8)                                                2,000,000                1,425,000
 0%/9.95% Sr. Disc. Nts., 2/15/08(8)                                                 2,650,000                1,861,625
 9.75% Sr. Disc. Nts., 8/15/04                                                       1,700,000                1,723,375
-----------------------------------------------------------------------------------------------------------------------
 Omnipoint Corp.:
 11.50% Sr. Nts., 9/15/09(6)                                                         4,200,000                4,347,000
 11.625% Sr. Nts., 8/15/06                                                           7,275,000                7,529,625
 11.625% Sr. Nts., Series A, 8/15/06                                                 3,000,000                3,105,000
-----------------------------------------------------------------------------------------------------------------------
 Orange plc, 8% Sr. Nts., 8/1/08                                                    12,500,000               12,093,750
-----------------------------------------------------------------------------------------------------------------------
 ORBCOMM Global LP/ORBCOMM Capital Corp., 14% Sr. Nts., 8/15/04                      2,890,000                2,557,650
-----------------------------------------------------------------------------------------------------------------------
 Orion Network Systems, Inc., 0%/12.50% Sr. Disc. Nts., 1/15/07(8)                   3,315,000                1,541,475
-----------------------------------------------------------------------------------------------------------------------
 Pinnacle Holdings, Inc., 0%/10% Sr. Unsec. Disc. Nts., 3/15/08(8)                   6,445,000                3,705,875
-----------------------------------------------------------------------------------------------------------------------
 Price Communications Wireless, Inc.:
 11.75% Sr. Sub. Nts., 7/15/07                                                       3,650,000                4,005,875
 9.125% Sr. Sec. Nts., Series B, 12/15/06                                            3,500,000                3,578,750
-----------------------------------------------------------------------------------------------------------------------
 Rural Cellular Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08                       3,000,000                3,090,000
-----------------------------------------------------------------------------------------------------------------------
 SBA Communications Corp., 0%/12% Sr. Unsec. Disc. Nts., 3/1/08(8)                   9,635,000                5,202,900
-----------------------------------------------------------------------------------------------------------------------
 Spectrasite Holdings, Inc.:
 0%/11.25% Sr. Disc. Nts., 4/15/09(6,8)                                              4,500,000                2,250,000
 0%/12% Sr. Disc. Nts., 7/15/08(6,8)                                                 4,100,000                2,316,500
-----------------------------------------------------------------------------------------------------------------------
 USA Mobile Communications, Inc. II, 14% Sr. Nts., 11/1/04                             655,000                  579,675
                                                                                                            -----------
                                                                                                             93,414,581

-----------------------------------------------------------------------------------------------------------------------
 Metals/Minerals--2.2%
 AK Steel Corp.:
 7.875% Sr. Unsec. Nts., 2/15/09                                                     5,925,000                5,480,625
 9.125% Sr. Nts., 12/15/06                                                           1,000,000                1,000,000
-----------------------------------------------------------------------------------------------------------------------
 California Steel Industries Corp., 8.50% Sr. Nts., 4/1/09(6)                        2,800,000                2,660,000
-----------------------------------------------------------------------------------------------------------------------
 Centaur Mining & Exploration Ltd., 11% Sr. Nts., 12/1/07                            2,325,000                2,220,375
-----------------------------------------------------------------------------------------------------------------------
 Great Lakes Carbon Corp., 10.25% Sr. Sub. Nts., Series B, 5/15/08                   2,700,000                2,551,500
-----------------------------------------------------------------------------------------------------------------------
 International Utility Structures, Inc., 10.75% Sr. Sub. Nts., 2/1/08                  750,000                  701,250
-----------------------------------------------------------------------------------------------------------------------
 Kaiser Aluminum & Chemical Corp., 12.75% Sr. Sub. Nts., 2/1/03                      2,065,000                2,065,000
-----------------------------------------------------------------------------------------------------------------------
 Metallurg Holdings, Inc., 0%/12.75% Sr. Disc. Nts., 7/15/08(8)                      6,100,000                2,043,500
-----------------------------------------------------------------------------------------------------------------------
 Metallurg, Inc., 11% Sr. Nts., 12/1/07                                              3,945,000                3,649,125
-----------------------------------------------------------------------------------------------------------------------
 National Steel Corp., 9.875% First Mtg. Bonds, Series D, 3/1/09                     5,100,000                5,049,000
-----------------------------------------------------------------------------------------------------------------------
 Republic Technologies International/RTI Capital Corp., Units
 (each unit consists of $1,000 principal amount of 13.75% sr. nts., 7/15/09
 and one warrant to purchase Cl. D common stock at $0.01 per share)(10)              4,200,000                4,011,000
                                                                                                            -----------
                                                                                                             31,431,375


                    24     OPPENHEIMER CHAMPION INCOME FUND


                                                                                          Face             Market Value
                                                                                        Amount(1)            See Note 1
-----------------------------------------------------------------------------------------------------------------------
 Retail--1.1%
 Boyds Collection Ltd. (The), 9% Sr. Unsec. Sub. Nts., Series B, 5/15/08            $2,288,000              $ 2,245,100
-----------------------------------------------------------------------------------------------------------------------
 Eye Care Centers of America, Inc., 9.125% Sr. Unsec. Sub. Nts., 5/1/08              6,470,000                5,208,350
-----------------------------------------------------------------------------------------------------------------------
 Finlay Enterprises, Inc., 9% Debs., 5/1/08                                          3,500,000                3,202,500
-----------------------------------------------------------------------------------------------------------------------
 Finlay Fine Jewelry Corp., 8.375% Sr. Nts., 5/1/08                                  1,025,000                  966,063
-----------------------------------------------------------------------------------------------------------------------
 Home Interiors & Gifts, Inc., 10.125% Sr. Sub. Nts., 6/1/08                         4,100,000                3,608,000
-----------------------------------------------------------------------------------------------------------------------
 Pantry, Inc. (The), 10.25% Sr. Sub. Nts., 10/15/07                                  1,600,000                1,604,000
                                                                                                            -----------
                                                                                                             16,834,013

-----------------------------------------------------------------------------------------------------------------------
 Service--5.5.%
 Allied Waste North America, Inc.:
 7.875% Sr. Unsec. Nts., Series B, 1/1/09                                            4,400,000                3,872,000
 10% Sr. Sub. Nts., 8/1/09(6)                                                        5,000,000                4,600,000
-----------------------------------------------------------------------------------------------------------------------
 American Plumbing & Mechanical, Inc.,
 11.625% Gtd. Sr. Sub. Nts., 10/15/08(6)                                             4,500,000                4,027,500
-----------------------------------------------------------------------------------------------------------------------
 Blount, Inc., 13% Sr. Sub. Nts., 8/1/09(6)                                          6,000,000                6,217,500
-----------------------------------------------------------------------------------------------------------------------
 Coinstar, Inc., 0%/13% Sr. Disc. Nts., 10/1/06(8)                                   1,000,000                1,045,000
-----------------------------------------------------------------------------------------------------------------------
 Comforce Operating, Inc., 12% Sr. Nts., Series B, 12/1/07                           1,080,000                  742,500
-----------------------------------------------------------------------------------------------------------------------
 Formica Corp., 10.875% Sr. Sub. Nts., 3/1/09(6)                                     5,000,000                4,575,000
-----------------------------------------------------------------------------------------------------------------------
 Great Lakes Dredge & Dock Corp., 11.25% Sr. Unsec. Sub. Nts., 8/15/08               2,900,000                2,943,500
-----------------------------------------------------------------------------------------------------------------------
 Insight Midwest LP/Insight Capital, Inc., 9.75% Sr. Nts., 10/1/09(6)                2,000,000                2,017,500
-----------------------------------------------------------------------------------------------------------------------
 Integrated Electric Services, Inc., 9.375% Sr. Sub. Nts., Series B, 2/1/09          2,400,000                2,364,000
-----------------------------------------------------------------------------------------------------------------------
 IT Group, Inc., 11.25% Sr. Sub. Nts., 4/1/09(6)                                     3,150,000                2,992,500
-----------------------------------------------------------------------------------------------------------------------
 Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09                     3,550,000                3,363,625
-----------------------------------------------------------------------------------------------------------------------
 Lamar Media Corp., 9.625% Sr. Unsec. Sub. Nts., 12/1/06                             3,270,000                3,319,050
-----------------------------------------------------------------------------------------------------------------------
 Norse CBO Ltd., 9.342% Sub. Bonds, Series 1A, Cl. C2, 8/13/10(2)                    7,500,000                6,075,000
-----------------------------------------------------------------------------------------------------------------------
 Panolam Industries International, Inc., 11.50% Sr. Sub. Nts., 2/15/09(2)            4,000,000                4,020,000
-----------------------------------------------------------------------------------------------------------------------
 Premier Graphics, Inc., 11.50% Sr. Unsec. Nts., 12/1/05(2)                          3,500,000                3,255,000
-----------------------------------------------------------------------------------------------------------------------
 Protection One Alarm Monitoring, Inc.:
 6.75% Cv. Sr. Sub. Nts., 9/15/03                                                    2,868,000                1,989,675
 13.625% Sr. Sub. Disc. Nts., 6/30/05                                                2,700,000                2,470,500
-----------------------------------------------------------------------------------------------------------------------
 Protection One, Inc., 7.375% Gtd. Sr. Unsec. Nts., 8/15/05                          2,000,000                1,570,000
-----------------------------------------------------------------------------------------------------------------------
 Royster-Clark, Inc., 10.25% First Mtg. Nts., 4/1/09(6)                              3,250,000                2,925,000
-----------------------------------------------------------------------------------------------------------------------
 Tembec Industries, Inc., 8.625% Sr. Nts., 6/30/09                                   3,000,000                2,955,000
-----------------------------------------------------------------------------------------------------------------------
 United Rentals, Inc.:
 9% Sr. Unsec. Sub. Nts., Series B, 4/1/09                                           1,750,000                1,658,125
 9.25% Sr. Unsec. Sub. Nts., Series B, 1/15/09                                       5,750,000                5,534,375
-----------------------------------------------------------------------------------------------------------------------
 United Stationers Supply Co., 12.75% Sr. Sub. Nts., 5/1/05                            692,000                  747,360
-----------------------------------------------------------------------------------------------------------------------
 URS Corp., 12.25% Sr. Sub. Nts., 5/1/09(6)                                          4,000,000                4,100,000
                                                                                                            -----------
                                                                                                             79,379,710


                    25     OPPENHEIMER CHAMPION INCOME FUND


STATEMENT OF INVESTMENTS  Continued


                                                                                          Face             Market Value
                                                                                        Amount(1)            See Note 1
-----------------------------------------------------------------------------------------------------------------------
 Transportation--2.9%
 America West Airlines, Inc., 10.75% Sr. Nts., 9/1/05(12)                          $ 2,000,000              $ 1,955,000
-----------------------------------------------------------------------------------------------------------------------
 Budget Group, Inc., 9.125% Sr. Unsec. Nts., 4/1/06                                  5,600,000                4,956,000
-----------------------------------------------------------------------------------------------------------------------
 Coach USA, Inc., 9.375% Sr. Sub. Nts., Series B, 7/1/07                             1,505,000                1,602,825
-----------------------------------------------------------------------------------------------------------------------
 Collins & Aikman Products Co., 11.50% Sr. Unsec. Sub. Nts., 4/15/06(12)             1,700,000                1,640,500
-----------------------------------------------------------------------------------------------------------------------
 Dura Operating Corp.:
 9% Sr. Sub. Nts., 5/1/09(6)                                                         5,200,000                4,836,000
 9% Sr. Sub. Nts., 5/1/09(6) [EUR]                                                   2,200,000                2,173,133
-----------------------------------------------------------------------------------------------------------------------
 Hayes Wheels International, Inc., 11% Sr. Sub. Nts., 7/15/06                        4,160,000                4,295,200
-----------------------------------------------------------------------------------------------------------------------
 HDA Parts System, Inc., 12% Sr. Sub. Nts., 8/1/05(6)                                3,150,000                3,039,750
-----------------------------------------------------------------------------------------------------------------------
 Key Plastics, Inc., 10.25% Sr. Sub. Nts., Series B, 3/15/07(2)                      2,405,000                2,032,225
-----------------------------------------------------------------------------------------------------------------------
 Millenium Seacarriers, Inc., Units (each unit consists of $1,000 principal amount of 12% first priority ship mtg. sr. sec. nts.,
 7/15/05 and one warrant to purchase five shares of common stock)(10)                2,500,000                1,200,000
-----------------------------------------------------------------------------------------------------------------------
 Navigator Gas Transport plc:
 10.50% First Priority Ship Mtg. Nts., 6/30/07(2)                                    3,715,000                1,764,625
 Units (each unit consists of $1,000 principal amount of 12% second priority
 ship mtg nts., 6/30/07 and 7.66 warrants)(6,10)                                     2,605,000                  494,950
-----------------------------------------------------------------------------------------------------------------------
 Oxford Automotive, Inc., 10.125% Sr. Unsec. Sub. Nts., Series D, 6/15/07            1,000,000                  925,000
-----------------------------------------------------------------------------------------------------------------------
 TFM SA de CV, 10.25% Sr. Nts., 6/15/07                                              1,440,000                1,256,400
-----------------------------------------------------------------------------------------------------------------------
 Trans World Airlines Lease, 14% Equipment Trust, 7/2/08(2)                          1,035,326                1,035,327
-----------------------------------------------------------------------------------------------------------------------
 Trans World Airlines, Inc., 11.50% Sr. Sec. Nts., 12/15/04                          5,775,000                4,648,875
-----------------------------------------------------------------------------------------------------------------------
 Transtar Holdings LP/Transtar Capital Corp., 0%/13.375%
 Sr. Disc. Nts., Series B, 12/15/03(8)                                               4,391,000                4,281,225
-----------------------------------------------------------------------------------------------------------------------
 Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11(2)                       878,541                  459,038
                                                                                                            -----------
                                                                                                             42,596,073

-----------------------------------------------------------------------------------------------------------------------
 Utility--1.0%
 CalEnergy Co., Inc., 7.52% Sr. Unsec. Nts., 9/15/08                                12,000,000               11,840,124
-----------------------------------------------------------------------------------------------------------------------
 El Paso Electric Co., 9.40% First Mtg. Sec. Nts., Series E, 5/1/11                  2,350,000                2,558,121
-----------------------------------------------------------------------------------------------------------------------
 Niagara Mohawk Power Corp., 0%/8.50% Sr. Unsec. Nts., Series H, 7/1/10(8)           1,000,000                  738,796
                                                                                                         --------------
                                                                                                             15,137,041
                                                                                                         --------------
 Total Corporate Bonds and Notes (Cost $1,217,742,309)                                                    1,120,029,753


                    26     OPPENHEIMER CHAMPION INCOME FUND

                                                                                                           Market Value
                                                                                        Shares               See Note 1
-----------------------------------------------------------------------------------------------------------------------
 Preferred Stocks--6.0%
-----------------------------------------------------------------------------------------------------------------------
 AmeriKing, Inc., 13% Cum. Sr. Exchangeable, Non-Vtg.(9)                               112,958               $1,835,567
-----------------------------------------------------------------------------------------------------------------------
 BankUnited Capital Trust, 10.25% Gtd. Bonds, 12/31/26(2)                              750,000                  714,375
-----------------------------------------------------------------------------------------------------------------------
 Capstar Communications, Inc., 12.625%
 Cum. Exchangeable, Series E, Non-Vtg.(2,9)                                              4,638                  548,443
-----------------------------------------------------------------------------------------------------------------------
 CGA Group Ltd., Series A(2,9,13)                                                      160,595                4,014,875
-----------------------------------------------------------------------------------------------------------------------
 Chesapeake Energy Corp., 7% Cv., Non-Vtg.(6)                                           71,000                2,343,000
-----------------------------------------------------------------------------------------------------------------------
 Clark USA, Inc., 11.50% Cum. Sr. Exchangeable(9)                                        3,026                1,808,035
-----------------------------------------------------------------------------------------------------------------------
 Concentric Network Corp., 13.50% Sr. Redeemable Exchangeable,
 Series B, Non-Vtg.(2,9)                                                                 2,589                2,388,352
-----------------------------------------------------------------------------------------------------------------------
 CSC Holdings, Inc.:
 8.50% Cum. Cv., Series I, Non-Vtg                                                      28,900                3,132,037
 11.125% Cum., Series M(9)                                                               5,952                  638,352
-----------------------------------------------------------------------------------------------------------------------
 Doane Products Co., 14.25% Exchangeable, Non-Vtg.(2)                                  100,000                4,450,000
-----------------------------------------------------------------------------------------------------------------------
 Dobson Communications Corp.:
 12.25% Sr. Exchangeable(9)                                                              2,994                2,761,965
 13% Sr. Exchangeable(9,14)                                                              7,222                6,987,285
-----------------------------------------------------------------------------------------------------------------------
 e.spire Communications, Inc., 12.75% Jr. Redeemable, Non-Vtg.(9)                          616                  201,740
-----------------------------------------------------------------------------------------------------------------------
 Eagle-Picher Holdings, Inc., 11.75% Cum. Exchangeable,
 Series B, 3/1/08, Non-Vtg.(14)                                                         15,000                  723,750
-----------------------------------------------------------------------------------------------------------------------
 Earthwatch, Inc., $8.50 Cv. Sr., Series C, Non-Vtg.(2)                                 49,409                  123,522
-----------------------------------------------------------------------------------------------------------------------
 Fidelity Federal Bank FSB Glendale California, 12%
 Non-Cum. Exchangeable Perpetual, Series A(2)                                               30                      488
-----------------------------------------------------------------------------------------------------------------------
 Global Crossing Ltd., 10.50% Sr. Exchangeable, 12/1/08(9)                              20,000                2,115,000
-----------------------------------------------------------------------------------------------------------------------
 ICG Holdings, Inc., 14.25% Exchangeable, Non-Vtg.(9)                                    3,237                3,147,983
-----------------------------------------------------------------------------------------------------------------------
 Intermedia Communications, Inc.:
 7% Cv.(6)                                                                             200,000                3,850,000
 13.50% Exchangeable, Series B(9)                                                        2,434                2,196,685
 Depositary Shares Representing one one-hundredth
 7% Cum. Cv. Jr., Series E, Non-Vtg.(6)                                                 61,150                1,337,656
-----------------------------------------------------------------------------------------------------------------------
 International Utility Structures, Inc.:
 13% Preferred, Non-Vtg.(6,9)                                                               60                   56,250
 Units (each unit consists of $1,000 principal amount of
 13% sr. exchangeable preferred stock and one warrant to
 purchase 30 shares of common stock)(2,9,10)                                               300                  285,375
-----------------------------------------------------------------------------------------------------------------------
 Nebco Evans Holdings, Inc., 11.25% Sr. Redeemable
 Exchangeable Preferred Stock, Non-Vtg.(2,9)                                            29,481                1,098,167
-----------------------------------------------------------------------------------------------------------------------
 Nextel Communications, Inc., 11.125% Exchangeable, Series E, Non-Vtg.(2,9)              4,913                4,827,023
-----------------------------------------------------------------------------------------------------------------------
 NEXTLINK Communications, Inc., 14% Cum., Non-Vtg.(2,9)                                103,501                5,149,175
-----------------------------------------------------------------------------------------------------------------------
 Packaging Corp. of America, 12.375% Sr. Exchangeable(6,9)                               8,000                  866,000


                    27     OPPENHEIMER CHAMPION INCOME FUND


STATEMENT OF INVESTMENTS  Continued


                                                                                                           Market Value
                                                                                        Shares               See Note 1
-----------------------------------------------------------------------------------------------------------------------
 Preferred Stocks Continued
-----------------------------------------------------------------------------------------------------------------------
 Paxson Communications Corp., 13.25% Cum. Jr. Exchangeable, Non-Vtg.(9)                    321              $ 3,442,725
-----------------------------------------------------------------------------------------------------------------------
 PRIMEDIA, Inc.:
 8.625% Exchangeable, Series H, Non-Vtg                                                 54,950                4,959,238
 9.20% Exchangeable, Series F, Non-Vtg                                                  22,500                2,098,125
-----------------------------------------------------------------------------------------------------------------------
 R&B Falcon Corp., 13.875% Cum., Non-Vtg.(9)                                             8,097                7,712,393
-----------------------------------------------------------------------------------------------------------------------
 Rural Cellular Corp., 11.375% Cum. Sr., Series B, Non-Vtg.(9)                           4,584                4,687,140
-----------------------------------------------------------------------------------------------------------------------
 SF Holdings Group, Inc.:
 13.75% Cum. Nts., Series B, 3/15/09, Non-Vtg.(9)                                          100                  282,500
 13.75% Exchangeable(6,9)                                                                   17                   48,025
-----------------------------------------------------------------------------------------------------------------------
 Spanish Broadcasting Systems, Inc., 14.25% Cum. Exchangeable, Non-Vtg.(6,9)             4,371                4,605,941
-----------------------------------------------------------------------------------------------------------------------
 Star Gas Partners, LP                                                                   2,139                   34,625
-----------------------------------------------------------------------------------------------------------------------
 Supermarkets General Holdings Corp., $3.52 Exchangeable(2,9,14)                        22,624                  774,872
-----------------------------------------------------------------------------------------------------------------------
 Walden Residential Properties, Inc.:
 9.16% Cv., Series B, Non-Vtg                                                            3,250                   80,438
 9.20% Sr                                                                               83,700                1,297,350
                                                                                                            -----------
 Total Preferred Stocks (Cost $97,303,776)                                                                   87,624,472

-----------------------------------------------------------------------------------------------------------------------
 Common Stocks--1.0%
-----------------------------------------------------------------------------------------------------------------------
 Adelphia Communications Corp.(14)                                                       3,000                  176,437
-----------------------------------------------------------------------------------------------------------------------
 Cablevision Systems Corp.(14)                                                           7,000                  509,250
-----------------------------------------------------------------------------------------------------------------------
 Crown Castle International Corp.(14)                                                   20,000                  374,375
-----------------------------------------------------------------------------------------------------------------------
 ECM Fund, LPI(2,14)                                                                        75                   65,719
-----------------------------------------------------------------------------------------------------------------------
 Equitable Bag, Inc.(2,14)                                                               2,261                    2,261
-----------------------------------------------------------------------------------------------------------------------
 Horizon Group Properties, Inc.(14)                                                      1,880                    6,580
-----------------------------------------------------------------------------------------------------------------------
 Hyperion Telecommunications, Inc.(14)                                                   5,000                  124,063
-----------------------------------------------------------------------------------------------------------------------
 ICG Communications, Inc.(14)                                                            5,000                   77,813
-----------------------------------------------------------------------------------------------------------------------
 Intermedia Communications, Inc.(14)                                                    15,255                  331,796
-----------------------------------------------------------------------------------------------------------------------
 Intermedia Communications, Inc.(2,14)                                                   8,121                  141,305
-----------------------------------------------------------------------------------------------------------------------
 ITC DeltaCom, Inc.(14)                                                                 20,000                  550,000
-----------------------------------------------------------------------------------------------------------------------
 MCI WorldCom, Inc.(14)                                                                  5,000                  359,375
-----------------------------------------------------------------------------------------------------------------------
 McLeodUSA, Inc., Cl. A(14)                                                             15,000                  638,438
-----------------------------------------------------------------------------------------------------------------------
 MediaOne Group, Inc.(14)                                                                5,000                  341,562
-----------------------------------------------------------------------------------------------------------------------
 Millicom International Cellular SA(14)                                                 15,000                  426,563
-----------------------------------------------------------------------------------------------------------------------
 Nuevo Grupo Iusacell SA de CV, ADR V(14)                                               53,735                  510,483
-----------------------------------------------------------------------------------------------------------------------
 Omnipoint Corp.(14)                                                                     5,000                  279,375
-----------------------------------------------------------------------------------------------------------------------
 Optel, Inc.(14)                                                                         3,815                       38
-----------------------------------------------------------------------------------------------------------------------
 Panamerican Beverages, Inc., Cl. A                                                     40,000                  662,500
-----------------------------------------------------------------------------------------------------------------------
 Park Place Entertainment Corp.(14)                                                     15,000                  187,500


                    28     OPPENHEIMER CHAMPION INCOME FUND


                                                                                                           Market Value
                                                                                        Shares               See Note 1
-----------------------------------------------------------------------------------------------------------------------
 Common Stocks Continued
-----------------------------------------------------------------------------------------------------------------------
 Premier Holdings Ltd.(2,14)                                                           288,828               $  974,794
-----------------------------------------------------------------------------------------------------------------------
 Price Communications Corp.(14)                                                        149,999                3,759,372
-----------------------------------------------------------------------------------------------------------------------
 Qwest Communications International, Inc.(14)                                           20,000                  591,250
-----------------------------------------------------------------------------------------------------------------------
 RSL Communications Ltd., Cl. A(14)                                                      5,000                   91,250
-----------------------------------------------------------------------------------------------------------------------
 SBA Communications Corp.(14)                                                           20,000                  217,500
-----------------------------------------------------------------------------------------------------------------------
 SF Holdings Group, Inc., Cl. C(14)                                                      3,700                       37
-----------------------------------------------------------------------------------------------------------------------
 SFX Entertainment, Inc., Cl. A(14)                                                     20,000                  610,000
-----------------------------------------------------------------------------------------------------------------------
 Siena Holdings, Inc.(14)                                                               16,299                   21,393
-----------------------------------------------------------------------------------------------------------------------
 Sprint Corp. (Fon Group)                                                                5,000                  271,250
-----------------------------------------------------------------------------------------------------------------------
 Station Casinos, Inc.(14)                                                              10,000                  232,500
-----------------------------------------------------------------------------------------------------------------------
 Teligent, Inc.(14)                                                                      5,000                  248,437
-----------------------------------------------------------------------------------------------------------------------
 Weatherford International, Inc.                                                        30,000                  960,000
-----------------------------------------------------------------------------------------------------------------------
 WinStar Communications, Inc.(14)                                                       15,000                  585,938
                                                                                                            -----------
 Total Common Stocks (Cost $11,007,394)                                                                      14,329,154

                                                                                         Units
-----------------------------------------------------------------------------------------------------------------------
 Rights, Warrants and Certificates--0.4%
-----------------------------------------------------------------------------------------------------------------------
 American Telecasting, Inc. Wts., Exp. 8/10/00(2)                                          850                        8
-----------------------------------------------------------------------------------------------------------------------
 Ames Department Stores, Inc., Litigation Trust, Exp. 1/31/00(2)                        19,829                      198
-----------------------------------------------------------------------------------------------------------------------
 Australis Holdings PTY Ltd./Australia Media Ltd. Wts., Exp. 5/15/00(2)                    190                        1
-----------------------------------------------------------------------------------------------------------------------
 Becker Gaming, Inc. Wts., Exp. 11/15/00(2)                                             12,500                       --
-----------------------------------------------------------------------------------------------------------------------
 CellNet Data Systems, Inc. Wts., Exp. 10/1/07(6)                                        1,649                    6,390
-----------------------------------------------------------------------------------------------------------------------
 Central Bank of Nigeria Wts., Exp. 11/15/20                                             1,000                       --
-----------------------------------------------------------------------------------------------------------------------
 CGA Group Ltd. Wts., Exp. 12/31/49(2,13)                                              130,000                   39,000
-----------------------------------------------------------------------------------------------------------------------
 Clearnet Communications, Inc. Wts., Exp. 9/15/05                                        1,320                   22,763
-----------------------------------------------------------------------------------------------------------------------
 Concentric Network Corp. Wts., Exp. 12/15/07(2)                                         2,320                  453,850
-----------------------------------------------------------------------------------------------------------------------
 Covergent Communications, Inc. Wts., Exp. 4/1/08                                        6,400                   77,600
-----------------------------------------------------------------------------------------------------------------------
 Decrane Aircraft Holdings, Inc. Wts., Exp. 9/30/08                                      3,450                       --
-----------------------------------------------------------------------------------------------------------------------
 Diva Systems Corp. Wts., Exp. 3/1/08(2)                                                 6,000                   48,000
-----------------------------------------------------------------------------------------------------------------------
 e.spire Communications, Inc. Wts., Exp. 11/1/05                                           725                   50,609
-----------------------------------------------------------------------------------------------------------------------
 FirstWorld Communications, Inc. Wts., Exp. 4/15/08(2)                                   2,750                  192,844
-----------------------------------------------------------------------------------------------------------------------
 Gaylord Container Corp. Wts., Exp. 11/1/02                                              1,174                    7,778
-----------------------------------------------------------------------------------------------------------------------
 Globix Corp. Wts., Exp. 5/1/05(2)                                                       4,175                  501,000
-----------------------------------------------------------------------------------------------------------------------
 Golden State Bancorp, Inc. Wts., Exp. 1/1/01                                           58,176                   69,084
-----------------------------------------------------------------------------------------------------------------------
 Gothic Energy Corp. Wts., Exp. 1/23/03                                                 58,503                       --
-----------------------------------------------------------------------------------------------------------------------
 Gothic Energy Corp. Wts., Exp. 1/23/03(2)                                              30,983                      310


                    29     OPPENHEIMER CHAMPION INCOME FUND


STATEMENT OF INVESTMENTS  Continued


                                                                                                           Market Value
                                                                                         Units               See Note 1
-----------------------------------------------------------------------------------------------------------------------
 Rights, Warrants and Certificates Continued
-----------------------------------------------------------------------------------------------------------------------
 Gothic Energy Corp. Wts., Exp. 5/1/05(2)                                               69,612               $    6,961
-----------------------------------------------------------------------------------------------------------------------
 Gothic Energy Corp. Wts., Exp. 9/1/04(2)                                               91,000                   96,733
-----------------------------------------------------------------------------------------------------------------------
 Grand Union Co. Wts., Exp. 8/17/03                                                         94                      170
-----------------------------------------------------------------------------------------------------------------------
 Hyperion Telecommunications Inc. Wts., Exp. 4/15/01                                       265                   33,158
-----------------------------------------------------------------------------------------------------------------------
 ICG Communications, Inc. Wts., Exp. 9/15/05                                            17,655                  126,761
-----------------------------------------------------------------------------------------------------------------------
 In-Flight Phone Corp. Wts., Exp. 8/31/02                                                1,600                       --
-----------------------------------------------------------------------------------------------------------------------
 Insilco Corp. Wts., Exp. 8/15/07(2)                                                     3,390                       --
-----------------------------------------------------------------------------------------------------------------------
 KMC Telecom Holdings, Inc. Wts., Exp. 4/15/08(2)                                        7,885                   20,209
-----------------------------------------------------------------------------------------------------------------------
 Long Distance International, Inc. Wts., Exp. 4/13/08(2)                                 1,390                    1,390
-----------------------------------------------------------------------------------------------------------------------
 Loral Space & Communications Ltd. Wts., Exp. 1/15/07(2)                                 2,565                   31,101
-----------------------------------------------------------------------------------------------------------------------
 Millenium Seacarriers, Inc. Wts., Exp. 7/15/05(2)                                       3,200                    4,400
-----------------------------------------------------------------------------------------------------------------------
 Omnipoint Corp. Wts., Exp. 11/29/00(2)                                                  8,000                  447,000
-----------------------------------------------------------------------------------------------------------------------
 PLD Telekom, Inc. Wts., Exp. 6/1/06(2)                                                  3,500                      175
-----------------------------------------------------------------------------------------------------------------------
 PLD Telekom, Inc., 14% Sr. Disc. Nts. Wts., Exp. 3/31/03(2)                             3,500                      175
-----------------------------------------------------------------------------------------------------------------------
 PLD Telekom, Inc., 9% Cv. Sub. Nts. Wts., Exp. 3/31/03(2)                                 200                       10
-----------------------------------------------------------------------------------------------------------------------
 Protection One, Inc. Wts., Exp. 11/1/03(2)                                             28,000                  350,000
-----------------------------------------------------------------------------------------------------------------------
 Protection One, Inc. Wts., Exp. 6/30/05(2)                                             15,200                   76,000
-----------------------------------------------------------------------------------------------------------------------
 R&B Falcon Corp. Wts., Exp. 5/1/09(2)                                                   7,800                1,950,000
-----------------------------------------------------------------------------------------------------------------------
 Rocky Mountain Internet, Inc. Wts., Exp. 7/3/03(2)                                     12,145                   78,948
-----------------------------------------------------------------------------------------------------------------------
 Walden Residential Properties, Inc. Wts., Exp. 1/1/02(2)                               49,200                   12,940
-----------------------------------------------------------------------------------------------------------------------
 WAM!NET, Inc. Wts., Exp. 3/1/05(6)                                                     17,235                  385,633
                                                                                                             ----------
 Total Rights, Warrants and Certificates (Cost $530,865)                                                      5,091,199

                                                                                          Face
                                                                                        Amount(1)
-----------------------------------------------------------------------------------------------------------------------
 Structured Instruments--2.7%
-----------------------------------------------------------------------------------------------------------------------
 Credit Suisse First Boston Corp. (New York Branch), Russian OFZ Linked Nts.:
 15%, 2/23/00(2) [RUR]                                                              20,402,000                  286,849
 25%, 9/17/03 [RUR]                                                                  1,966,960                   29,619
-----------------------------------------------------------------------------------------------------------------------
 Deutsche Bank AG, Indian Rupee/Japanese Yen Linked Nts.,
 Zero Coupon, 12.51%, 10/9/01(7)                                                     6,684,000                4,870,631
-----------------------------------------------------------------------------------------------------------------------
 Deutsche Morgan Grenfell, Lehman Brothers High Yield Index Linked Nts.:
 8.60%, 2/14/00                                                                     10,000,000                9,896,000
 8.70%, 4/6/00                                                                      10,000,000               10,000,000
-----------------------------------------------------------------------------------------------------------------------
 Shoshone Partners Loan Trust Sr. Nts., 7.063%, 4/28/02
 (representing a basket of reference loans and a total return
 swap between Chase Manhattan Bank and the Trust)(2,3)                              16,600,000               15,100,148
                                                                                                            -----------
 Total Structured Instruments (Cost $44,181,740)                                                             40,183,247


                    30     OPPENHEIMER CHAMPION INCOME FUND


                                                                                          Face             Market Value
                                                                                        Amount(1)            See Note 1
-----------------------------------------------------------------------------------------------------------------------
 Repurchase Agreements--9.0%
-----------------------------------------------------------------------------------------------------------------------
 Repurchase agreement with First Chicago Capital Markets, 5.29%, dated 9/30/99, to be repurchased at $131,919,382 on 10/1/99, collateralized by U.S. Treasury Nts., 5.125%-8%, 10/31/99-2/15/07,
 with a value of $83,883,099, U.S. Treasury Bonds, 5.25%-11.75%,
 2/15/01-11/15/28, with a value of $50,738,137 (Cost $131,900,000)                $131,900,000           $  131,900,000
-----------------------------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $1,556,264,360)
                                                                                          99.3%           1,447,761,391
-----------------------------------------------------------------------------------------------------------------------
 Other Assets Net of Liabilities                                                           0.7               10,529,002
                                                                                  -------------------------------------
 Net Assets                                                                              100.0%          $1,458,290,393
                                                                                  =====================================


FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:
ARP       Argentine Peso
CAD       Canadian Dollar
DEM       German Mark
EUR       Euro
GBP       British Pound Sterling
IDR       Indonesian Rupiah
RUR       Russian Ruble
2. Identifies issues considered to be illiquid or restricted--See Note 7 of Notes to Financial Statements.
3. Represents the current interest rate for a variable rate security.
4. Represents the current interest rate for an increasing rate security.
5. Non-income producing--issuer is in default.
6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $181,709,625 or 12.46% of the Fund's net assets as of September 30, 1999.
7. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
8. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
9. Interest or dividend is paid in kind.
10. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.
11. Securities with an aggregate market value of $7,005,750 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.
12. A sufficient amount of securities has been designated to cover outstanding foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.
13. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 1999. The aggregate fair value of securities of affiliated companies held by the Fund as of September 30, 1999, amounts to $4,053,875. Transactions during the period in which the issuer was an affiliate are as follows:

                                              Shares                                  Shares
                                           Sept. 30,        Gross         Gross    Sept. 30,
                                                1998    Additions    Reductions         1999
--------------------------------------------------------------------------------------------
CGA Group Ltd., Preferred Stock, Series A    130,000       30,595            --      160,595
CGA Group Ltd. Wts., Exp. 12/31/49           130,000           --            --      130,000

14. Non-income producing security.


                   31      OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES     September 30, 1999

------------------------------------------------------------------------------------------------
 Assets
------------------------------------------------------------------------------------------------
 Investments, at value (cost $1,556,264,360)--see accompanying statement          $1,447,761,391
------------------------------------------------------------------------------------------------
 Cash                                                                                    200,908
------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Interest, dividends and principal paydowns                                           28,090,672
 Shares of beneficial interest sold                                                    5,132,291
 Investments sold                                                                      2,271,340
 Other                                                                                     6,571
                                                                                  --------------
 Total assets                                                                      1,483,463,173

------------------------------------------------------------------------------------------------
 Liabilities
------------------------------------------------------------------------------------------------
 Unrealized depreciation on foreign currency exchange contracts--Note 5                2,077,124
------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                                                14,482,477
 Dividends                                                                             3,948,972
 Shares of beneficial interest redeemed                                                2,784,397
 Distribution and service plan fees                                                      874,620
 Closed foreign currency exchange contracts                                              323,607
 Transfer and shareholder servicing agent fees                                           219,357
 Daily variation on futures contracts--Note 6                                            183,000
 Trustees' compensation                                                                      774
 Other                                                                                   278,452
                                                                                  --------------
 Total liabilities                                                                    25,172,780

------------------------------------------------------------------------------------------------
 Net Assets                                                                       $1,458,290,393
                                                                                  ==============
------------------------------------------------------------------------------------------------
 Composition of Net Assets
------------------------------------------------------------------------------------------------
 Paid-in capital                                                                  $1,573,032,768
------------------------------------------------------------------------------------------------
 Undistributed net investment income                                                   1,878,917
------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investments and foreign currency transactions       (6,193,014)
------------------------------------------------------------------------------------------------
 Net unrealized depreciation on investments and translation of
 assets and liabilities denominated in foreign currencies                           (110,428,278)
                                                                                  --------------
 Net assets                                                                       $1,458,290,393
                                                                                  ==============




                    32     OPPENHEIMER CHAMPION INCOME FUND

----------------------------------------------------------------------------------------
 Net Asset Value Per Share
----------------------------------------------------------------------------------------
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $675,394,682 and 57,024,323 shares of beneficial interest outstanding)           $11.84
 Maximum offering price per share (net asset value plus sales charge of
 4.75% of offering price)                                                         $12.43
----------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $530,619,150
 and 44,850,303 shares of beneficial interest outstanding)                        $11.83
----------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $252,276,561
 and 21,322,561 shares of beneficial interest outstanding)                        $11.83




See accompanying Notes to Financial Statements.


                    33     OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF OPERATIONS  For the Year Ended September 30, 1999

----------------------------------------------------------------------------------------------
 Investment Income
----------------------------------------------------------------------------------------------
 Interest                                                                         $128,140,828
----------------------------------------------------------------------------------------------
 Dividends                                                                           9,300,058
                                                                                  ------------
 Total income                                                                      137,440,886

----------------------------------------------------------------------------------------------
 Expenses
----------------------------------------------------------------------------------------------
 Management fees--Note 4                                                             8,385,597
----------------------------------------------------------------------------------------------
 Distribution and service plan fees--Note 4:
 Class A                                                                             1,606,437
 Class B                                                                             4,746,595
 Class C                                                                             2,461,363
----------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees--Note 4                               1,978,856
----------------------------------------------------------------------------------------------
 Shareholder reports                                                                   453,030
----------------------------------------------------------------------------------------------
 Registration and filing fees                                                           88,140
----------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                            55,753
----------------------------------------------------------------------------------------------
 Legal, auditing and other professional fees                                            38,965
----------------------------------------------------------------------------------------------
 Trustees' compensation                                                                 13,715
----------------------------------------------------------------------------------------------
 Other                                                                                  64,983
                                                                                  ------------
 Total expenses                                                                     19,893,434
 Less expenses paid indirectly--Note 1                                                 (45,248)
                                                                                  ------------
 Net expenses                                                                       19,848,186

----------------------------------------------------------------------------------------------
 Net Investment Income                                                             117,592,700

----------------------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)
----------------------------------------------------------------------------------------------
 Net realized gain (loss) on:
 Investments                                                                         8,425,778
 Closing of futures contracts                                                      (11,611,486)
 Foreign currency transactions                                                         883,607
                                                                                  ------------
 Net realized loss                                                                  (2,302,101)

----------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation on:
 Investments                                                                       (29,118,486)
 Translation of assets and liabilities denominated in foreign currencies            (2,491,130)
                                                                                  ------------
 Net change                                                                        (31,609,616)
                                                                                  ------------
 Net realized and unrealized loss                                                  (33,911,717)

----------------------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations                             $ 83,680,983
                                                                                  ============

See accompanying Notes to Financial Statements.

                    34     OPPENHEIMER CHAMPION INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS


 Year Ended September 30,                                                              1999                      1998
---------------------------------------------------------------------------------------------------------------------
 Operations
---------------------------------------------------------------------------------------------------------------------
 Net investment income                                                       $  117,592,700            $   86,285,917
---------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                                        (2,302,101)                6,948,507
---------------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation                          (31,609,616)             (115,693,863)
                                                                             ----------------------------------------
 Net increase (decrease) in net assets resulting from
 operations                                                                      83,680,983               (22,459,439)

---------------------------------------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders
---------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income:
 Class A                                                                        (58,066,835)              (44,685,298)
 Class B                                                                        (39,188,529)              (23,050,424)
 Class C                                                                        (20,334,122)              (14,921,590)
---------------------------------------------------------------------------------------------------------------------
 Tax return of capital distribution:
 Class A                                                                                 --                (1,752,073)
 Class B                                                                                 --                (1,189,487)
 Class C                                                                                 --                  (687,045)
---------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                                         (4,624,645)               (8,099,904)
 Class B                                                                         (3,298,134)               (4,232,404)
 Class C                                                                         (1,792,486)               (2,892,893)

---------------------------------------------------------------------------------------------------------------------
 Beneficial Interest Transactions
---------------------------------------------------------------------------------------------------------------------
 Net increase in net assets resulting from beneficial interest transactions--Note 2:
 Class A                                                                        123,346,795               131,249,208
 Class B                                                                        157,938,895               189,452,940
 Class C                                                                         35,263,745                66,892,330

---------------------------------------------------------------------------------------------------------------------
 Net Assets
---------------------------------------------------------------------------------------------------------------------
 Total increase                                                                 272,925,667               263,623,921
---------------------------------------------------------------------------------------------------------------------
 Beginning of period                                                          1,185,364,726               921,740,805
                                                                             ----------------------------------------
 End of period (including undistributed net investment
 income of $1,878,917 and $654,557, respectively)                            $1,458,290,393            $1,185,364,726
                                                                             ========================================


See accompanying Notes to Financial Statements.

                    35     OPPENHEIMER CHAMPION INCOME FUND

FINANCIAL HIGHLIGHTS

 Class A    Year Ended September 30,                      1999            1998            1997            1996            1995
------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $12.18          $13.49          $12.92          $12.47          $12.32
------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                    1.10            1.09            1.15            1.15            1.05
 Net realized and unrealized gain (loss)                  (.25)          (1.11)            .57             .44             .14
                                                        ----------------------------------------------------------------------
 Total income (loss) from
 investment operations                                     .85            (.02)           1.72            1.59            1.19
------------------------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                    (1.10)          (1.05)          (1.15)          (1.14)          (1.04)
 Tax return of capital distribution                         --            (.04)             --              --              --
 Distributions from net realized gain                     (.09)           (.20)             --              --              --
                                                        ----------------------------------------------------------------------
 Total dividends and distributions
 to shareholders                                         (1.19)          (1.29)          (1.15)          (1.14)          (1.04)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $11.84          $12.18          $13.49          $12.92          $12.47
                                                        ======================================================================

------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(1)                      7.15%          (0.49)%         13.96%          13.28%          10.09%

------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)             $675,395        $572,354        $502,211        $359,208        $255,139
------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $644,839        $567,689        $425,258        $305,638        $204,917
------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                    9.01%           8.18%           8.75%           8.97%           8.45%
 Expenses                                                 1.06%           1.06%(3)        1.10%(3)        1.17%(3)        1.18%(3)
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(4)                                 47%            100%            136%             95%             73%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $883,397,326 and $572,497,228, respectively.

See accompanying Notes to Financial Statements.


                    36     OPPENHEIMER CHAMPION INCOME FUND

 Class B    Year Ended September 30,                           1999            1998            1997           1996(5)
------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                        $12.17          $13.48          $12.91         $12.47
------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                         1.01             .99            1.05           1.03
 Net realized and unrealized gain (loss)                       (.25)          (1.11)            .57            .44
                                                             -----------------------------------------------------
 Total income (loss) from investment operations                 .76            (.12)           1.62           1.47
------------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                         (1.01)           (.95)          (1.05)         (1.03)
 Tax return of capital distribution                              --            (.04)             --             --
 Distributions from net realized gain                          (.09)           (.20)             --             --
                                                             -----------------------------------------------------
 Total dividends and distributions to shareholders            (1.10)          (1.19)          (1.05)         (1.03)
------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                              $11.83          $12.17          $13.48         $12.91
                                                             =====================================================

------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(1)                           6.36%          (1.25)%         13.10%         12.20%

------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                  $530,619        $388,572        $238,505        $82,052
------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                         $475,049        $326,804        $151,197        $33,189
------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                         8.25%           7.42%           7.89%          7.90%
 Expenses                                                      1.81%           1.81%(3)        1.86%(3)       1.97%(3)
------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(4)                                      47%            100%            136%            95%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $883,397,326 and $572,497,228, respectively.
5. For the period from October 2, 1995 (inception of offering) to September 30, 1996.

See accompanying Notes to Financial Statements.


                    37     OPPENHEIMER CHAMPION INCOME FUND

FINANCIAL HIGHLIGHTS     Continued

 Class C    Year Ended September 30,                        1999            1998            1997            1996           1995
-------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                     $12.17          $13.48          $12.91          $12.46         $12.32
-------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                      1.01             .99            1.05            1.06            .95
 Net realized and unrealized gain (loss)                    (.25)          (1.11)            .57             .44            .13
                                                          ---------------------------------------------------------------------
 Total income (loss) from investment operations              .76            (.12)           1.62            1.50           1.08
-------------------------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                      (1.01)           (.95)          (1.05)          (1.05)          (.94)
 Tax return of capital distribution                           --            (.04)             --              --             --
 Distributions from net realized gain                       (.09)           (.20)             --              --             --
                                                          ---------------------------------------------------------------------
 Total dividends and distributions
 to shareholders                                           (1.10)          (1.19)          (1.05)          (1.05)          (.94)
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                           $11.83          $12.17          $13.48          $12.91         $12.46
                                                          =====================================================================

-------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(1)                        6.35%          (1.25)%         13.12%          12.44%          9.16%

-------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)               $252,277        $224,439        $181,025        $112,945        $64,932
-------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                      $246,416        $210,338        $143,363         $89,416        $43,584
-------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                      8.25%           7.42%           7.98%           8.19%          7.63%
 Expenses                                                   1.81%           1.81%(3)        1.86%(3)        1.93%(3)       1.95%(3)
-------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(4)                                   47%            100%            136%             95%            73%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $883,397,326 and $572,497,228, respectively.
5. For the period from October 2, 1995 (inception of offering) to September 30, 1996.

See accompanying Notes to Financial Statements.

                    38     OPPENHEIMER CHAMPION INCOME FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Significant Accounting Policies

Oppenheimer Champion Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income primarily by investing in a diversified portfolio of high yield, lower-rated, fixed income securities believed by the Fund's investment Manager not to involve undue risk. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge
(CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


                    39     OPPENHEIMER CHAMPION INCOME FUND

NOTES TO FINANCIAL STATEMENTS   Continued


================================================================================
1. Significant Accounting Policies  Continued

Structured Notes. The Fund invests in foreign currency-linked structured notes whose market value and redemption price are linked to foreign currency exchange rates. The structured notes may be leveraged, which increases the notes' volatility relative to the face of the security. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. As of September 30, 1999, the market value of these securities comprised 3.84% of the Fund's net assets and resulted in realized and unrealized losses of $5,602,997. The Fund also hedges a portion of the foreign currency exposure generated by these securities, as discussed in Note 5.

--------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 1999, securities with an aggregate market value of $5,886,445, representing 0.40% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


                    40      OPPENHEIMER CHAMPION INCOME FUND

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
      The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1999, amounts have been reclassified to reflect a decrease in paid-in capital of $41,231, an increase in undistributed net investment income of $1,221,146, and an increase in accumulated net realized loss on investments of $1,179,915.

--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.
      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                    41      OPPENHEIMER CHAMPION INCOME FUND

NOTES TO FINANCIAL STATEMENTS   Continued


================================================================================
 2. Beneficial Interest

 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                         Year Ended September 30, 1999     Year Ended September 30, 1998
                                 Shares         Amount             Shares         Amount
----------------------------------------------------------------------------------------
 Class A
 Sold                        27,319,607   $335,115,751         19,832,167   $263,900,806
 Dividends and/or
 distributions reinvested     3,639,977     44,482,979          2,859,050     37,768,272
 Redeemed                   (20,932,674)  (256,251,935)       (12,908,673)  (170,419,870)
                            ------------------------------------------------------------
 Net increase                10,026,910   $123,346,795          9,782,544   $131,249,208
                            ============================================================

----------------------------------------------------------------------------------------
 Class B
 Sold                        19,729,277   $241,233,572         17,351,158   $230,121,700
 Dividends and/or
 distributions reinvested     2,215,843     27,048,739          1,359,478     17,905,868
 Redeemed                    (9,032,360)  (110,343,416)        (4,464,160)   (58,574,628)
                            ------------------------------------------------------------
 Net increase                12,912,760   $157,938,895         14,246,476   $189,452,940
                            ============================================================


----------------------------------------------------------------------------------------
 Class C
 Sold                         8,758,433   $107,076,757          8,603,599   $114,157,872
 Dividends and/or
 distributions reinvested     1,257,082     15,358,557          1,025,732     13,534,307
 Redeemed                    (7,141,459)   (87,171,569)        (4,608,529)   (60,799,849)
                            ------------------------------------------------------------
 Net increase                 2,874,056    $35,263,745          5,020,802    $66,892,330
                            ============================================================



================================================================================
3. Unrealized Gains And Losses on Securities

As of September 30, 1999, net unrealized depreciation on securities of $108,502,969 was composed of gross appreciation of $26,480,929, and gross depreciation of $134,983,898.

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.70% of the first $250 million of average annual net assets of the Fund, 0.65% of the next $250 million, 0.60% of the next $500 million and 0.55% of average annual net assets in excess of $1 billion. The Fund's management fee for the year ended September 30, 1999, was 0.61% of average annual net assets for each class of shares.


                    42      OPPENHEIMER CHAMPION INCOME FUND

--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

--------------------------------------------------------------------------------
The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                        Aggregate         Class A    Commissions       Commissions       Commissions
                        Front-End       Front-End     on Class A        on Class B        on Class C
                    Sales Charges   Sales Charges         Shares            Shares            Shares
                       on Class A     Retained by    Advanced by       Advanced by       Advanced by
 Year Ended                Shares     Distributor    Distributor(1)    Distributor(1)    Distributor(1)
-------------------------------------------------------------------------------------------------------
 September 30, 1999    $3,331,908        $935,204       $266,601        $7,660,279          $838,706

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                      Class A                   Class B                   Class C
                          Contingent Deferred       Contingent Deferred       Contingent Deferred
                                Sales Charges             Sales Charges             Sales Charges
 Year Ended           Retained by Distributor   Retained by Distributor   Retained by Distributor
--------------------------------------------------------------------------------------------------
 September 30, 1999                    $1,326                $1,275,390                   $85,716

      The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended September 30, 1999, payments under the Class A Plan totaled $1,606,437, all of which was paid by the Distributor to recipients. That included $96,674 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.


                    43      OPPENHEIMER CHAMPION INCOME FUND

NOTES TO FINANCIAL STATEMENTS   Continued


================================================================================
4. Management Fees and Other Transactions with Affiliates Continued

Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended September 30, 1999, were as follows:

                                                  Distributor's   Distributor's
                                                      Aggregate    Unreimbursed
                                                   Unreimbursed   Expenses as %
                Total Payments   Amount Retained       Expenses   of Net Assets
                    Under Plan    by Distributor     Under Plan        of Class
-------------------------------------------------------------------------------
 Class B Plan       $4,746,595        $4,076,366    $20,529,106             3.87%
 Class C Plan        2,461,363         1,306,578      3,992,706             1.58


===============================================================================
5. Foreign Currency Contracts

A foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency exchange contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.


                    44      OPPENHEIMER CHAMPION INCOME FUND

The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
      Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

As of September 30, 1999, the Fund had outstanding foreign currency contracts as follows:

                                                       Contract   Valuation as of     Unrealized
 Contract Description           Expiration Date   Amount (000s)    Sept. 30, 1999   Depreciation
------------------------------------------------------------------------------------------------
 Contracts to Sell
 British Pound Sterling (GBP)           12/1/99      GBP 11,700       $19,270,967     $  989,862
 British Pound Sterling (GBP)           12/2/99      GBP 12,300        20,259,590      1,073,435
 Canadian Dollar (CAD)                  12/1/99       CAD 2,925         1,993,107         13,827
                                                                                      ----------
 Total Unrealized Depreciation                                                        $2,077,124
                                                                                      ==========

================================================================================
6. Futures Contracts

The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.
      The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.
      Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of September 30, 1999, the Fund had outstanding futures contracts as follows:

                         Expiration   Number of   Valuation as of     Unrealized
 Contract Description          Date   Contracts    Sept. 30, 1999   Appreciation
--------------------------------------------------------------------------------
 Contracts to Sell
 Standard & Poor's 500        12/99          40       $12,982,000       $139,125

                    45      OPPENHEIMER CHAMPION INCOME FUND

NOTES TO FINANCIAL STATEMENTS   Continued


================================================================================
7. Illiquid or Restricted Securities

As of September 30, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 1999, was $134,563,809, which represents 9.23% of the Fund's net assets, of which $7,835,044 is considered restricted. Information concerning restricted securities is as follows:

                                                                                                   Valuation
                                                                                              Per Unit as of
 Security                                                  Acquisition Date   Cost Per Unit   Sept. 30, 1999
-------------------------------------------------------------------------------------------------------------
 Bonds
 Capital Queen & Casino, Inc., 12% First Mtg. Nts.,
 Series A, 11/15/00                                                11/18/93           95.74%              --%
-------------------------------------------------------------------------------------------------------------
 ECM Fund, LPI, 14% Sub. Nts., 6/10/02                              7/28/92          100.50            98.62
-------------------------------------------------------------------------------------------------------------
 TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05            8/13/96          105.75           111.41
-------------------------------------------------------------------------------------------------------------
 Trans World Airlines Lease, 14% Equipment Trust, 7/2/08            3/19/98          101.00           100.00

 Stocks and Warrants
 Becker Gaming, Inc. Wts., Exp. 11/15/00                           11/18/93       $    2.00          $    --
-------------------------------------------------------------------------------------------------------------
 CGA Group Ltd., Preferred Stock, Series A                          6/17/97           25.00            25.00
-------------------------------------------------------------------------------------------------------------
 CGA Group Ltd. Wts., Exp. 12/31/49                                 6/17/97              --             0.30
-------------------------------------------------------------------------------------------------------------
 ECM Fund, LPI                                                      4/14/92        1,000.00           876.25
-------------------------------------------------------------------------------------------------------------
 Intermedia Communications, Inc.                           9/29/98-12/29/98           15.09            17.40
-------------------------------------------------------------------------------------------------------------
 Omnipoint Corp. Wts., Exp. 11/29/00                               11/29/95              --            55.88


================================================================================
8. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.
      The Fund had no borrowings outstanding during the year ended September 30, 1999.


                    46      OPPENHEIMER CHAMPION INCOME FUND

INDEPENDENT AUDITORS' REPORT


================================================================================
To the Board of Trustees and Shareholders of Oppenheimer Champion Income Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Champion Income Fund as of September 30, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1999 and 1998 and the financial highlights for the period October 1, 1994, to September 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Champion Income Fund as of September 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Denver, Colorado
October 21, 1999


                    47      OPPENHEIMER CHAMPION INCOME FUND

FEDERAL INCOME TAX INFORMATION  Unaudited


================================================================================
In early 2000, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report information to the Internal Revenue Service.
      Distributions of $0.1849, $0.1770 and $0.1770 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 31, 1998, of which $0.0928 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
      Dividends paid by the Fund during the fiscal year ended September 30, 1999, which are not designated as capital gain distributions should be multiplied by 7.25% to arrive at the net amount eligible for the corporate dividend-received deduction.
      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax advisor for specific guidance.


                    48      OPPENHEIMER CHAMPION INCOME FUND

OPPENHEIMER CHAMPION INCOME FUND


================================================================================
 Officers and Trustees      James C. Swain, Trustee and Chairman of the Board
                            Bridget A. Macaskill, Trustee and President
                            Robert G. Avis, Trustee
                            William A. Baker, Trustee
                            George C. Bowen, Trustee
                            Jon S. Fossel, Trustee
                            Sam Freedman, Trustee
                            Raymond J. Kalinowski, Trustee
                            C. Howard Kast, Trustee
                            Robert M. Kirchner, Trustee
                            Ned M. Steel, Trustee
                            David P. Negri, Vice President
                            Thomas P. Reedy, Vice President
                            Andrew J. Donohue, Vice President and Secretary
                            Brian W. Wixted, Treasurer
                            Robert G. Zack, Assistant Secretary
                            Robert J. Bishop, Assistant Treasurer
                            Scott T. Farrar, Assistant Treasurer

================================================================================
 Investment Advisor         OppenheimerFunds, Inc.

================================================================================
 Distributor                OppenheimerFunds Distributor, Inc.

================================================================================
 Transfer and Shareholder   OppenheimerFunds Services
 Servicing Agent

================================================================================
 Custodian of               The Bank of New York
 Portfolio Securities

================================================================================
 Independent Auditors       Deloitte & Touche LLP

================================================================================
 Legal Counsel              Myer, Swanson, Adams & Wolf, P.C.

                            This is a copy of a report to shareholders of Oppenheimer Champion Income Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Champion Income Fund. For material information concerning the Fund, see the Prospectus.

                            Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


                    49      OPPENHEIMER CHAMPION INCOME FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.


--------------------------------------------------------------------------------

Internet
24-hr access to account information and transactions
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
General Information
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PhoneLink
24-hr automated information and automated transactions
1.800.533.3310
--------------------------------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 8:30am-7pm ET
1.800.843.4461
--------------------------------------------------------------------------------
OppenheimerFunds Information Hotline
24 hours a day, timely and insightful messages on the
economy and issues that may affect your investments
1.800.835.3104
--------------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

--------------------------------------------------------------------------------

                                                      [Logo] OppenheimerFunds(R)
RA0190.001.0999  November 29, 1999                             Distributor, Inc.